MORGAN STANLEY INCOME OPPORTUNITIES FUND

c/o Morgan Stanley Investment Management Inc.
1585 Broadway
New York, NY 10036

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 15, 2025

Dear Shareholders:

NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders of Morgan Stanley Income Opportunities Fund (formerly, Morgan Stanley Global Fixed Income Opportunities Fund) (the “Acquired Fund”), which operates as an open-end mutual fund, to be held on September 15, 2025 at 3:00 p.m., Eastern time, and any adjournments or postponements thereof (the “Meeting”). The Meeting will be held at 1585 Broadway, 27th Floor, Room I, New York, NY 10036.

The Meeting is being held to consider and vote upon the following proposal:

1.	To approve an Agreement and Plan of Reorganization providing for the reorganization of the Acquired Fund into the Eaton Vance Income Opportunities ETF (the “Acquiring Fund”), a series of Morgan Stanley ETF Trust (the “Reorganization”).

2.	To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying combined Proxy Statement and Prospectus and in the Agreement and Plan of Reorganization (the “Plan”), a form of which is attached as Appendix A thereto. If shareholders of the Acquired Fund (“Acquired Fund Shareholders”) approve the Reorganization, and certain other closing conditions are satisfied or waived, Acquired Fund Shareholders will become shareholders of the Acquiring Fund, which will operate as an exchange-traded fund, receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held as of the Closing Date of the Reorganization (and cash with respect to any fractional shares), except as noted in the combined Proxy Statement and Prospectus.

Shareholders of record of the Acquired Fund as of the close of business on July 17, 2025, are entitled to notice of, and to vote at, the Meeting. Please read the combined Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed combined Proxy Statement and Prospectus), you may do so in lieu of attending the Meeting in person. The Reorganization will be effected only if the Acquired Fund Shareholders approve the Reorganization and certain closing conditions are satisfied or waived.

The Board of Trustees of the Acquired Fund unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization.

A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Acquired Fund, execution and delivery of a later dated proxy to the Secretary of the Acquired Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy; you must vote in person at the Meeting.

Acquired Fund Shareholders will be able to authorize proxies to vote their shares by returning the enclosed proxy card, by touchtone telephone or by Internet by following the instructions on the proxy card accompanying this combined Proxy Statement and Prospectus. The Internet procedures are designed to authenticate a shareholder’s identity to allow Acquired Fund Shareholders to vote their shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Acquired Fund Shareholders can access the website or call the toll-free number listed on the proxy card. To vote by touchtone telephone or by Internet, Acquired Fund Shareholders will need the number that appears on the proxy card or Voting Information Card in the shaded box.

By Order of the Board of Trustees of the Acquired Fund,

DEIDRE E. WALSH
Secretary

Dated: July 24, 2025

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. If you are unable to attend the Meeting, please fill in, sign and return the enclosed proxy card, which will help achieve the necessary quorum at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Certain shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their proxy card. You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum for the Meeting by promptly returning the enclosed proxy card or voting telephonically or on the Internet.

QUESTIONS AND ANSWERS

Shareholders should read the entire combined Proxy Statement and Prospectus carefully.

The following is a brief Q&A that will help explain the Reorganization (as defined below), including the reasons for the Reorganization. The Reorganization is subject to approval by the Acquired Fund Shareholders (as defined below).

Important additional information about the proposed Reorganization is set forth in the accompanying combined Proxy Statement and Prospectus. Please read it carefully. Your vote is important.

Q.            Why am I receiving a combined Proxy Statement and Prospectus?

A.            You are receiving a combined Proxy Statement and Prospectus because you own shares of Morgan Stanley Income Opportunities Fund (formerly, Morgan Stanley Global Fixed Income Opportunities Fund) (the “Acquired Fund”). The Acquired Fund currently operates as an open-end mutual fund.

Summary of the Proposed Reorganization:

●	It is proposed that, subject to shareholder approval, the Acquired Fund be reorganized into an exchange-traded fund (“ETF”) which will acquire substantially all of the assets and assume the stated liabilities of the Acquired Fund and continue the business of the Acquired Fund. The Reorganization, if approved by shareholders of the Acquired Fund (“Acquired Fund Shareholders”), would be accomplished in accordance with the Agreement and Plan of Reorganization (the “Plan”), as described below and a form of which is attached to the combined Proxy Statement and Prospectus as Appendix A (collectively, the “Proposal”).

●	The ETF is Eaton Vance Income Opportunities ETF, a series of Morgan Stanley ETF Trust (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”). The Acquiring Fund’s shares will be traded on NYSE Arca, Inc. (“NYSE Arca”). In effect, if the Reorganization is approved by the Acquired Fund Shareholders, the Acquired Fund will convert into an ETF through the Reorganization.

●	Subject to shareholder approval, the Reorganization will be accomplished in accordance with the Plan. The Plan provides for the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund and shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled, except as noted below. Following the Reorganization, the Acquired Fund will be liquidated.

●	If the Reorganization is approved by shareholders and you remain a shareholder of the Acquired Fund on the Closing Date (as defined below), you will (subject to certain exceptions described below) receive shares of the Acquiring Fund and, in some cases, cash that, combined with the shares of the Acquiring Fund, has the same value as your shares of the Acquired Fund (“Acquired Fund Shares”) on that date. Shares of the Acquiring Fund (“Acquiring Fund Shares”) will not be issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.

●	If you do not hold your Acquired Fund Shares through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated. You will receive cash, which will be equal in value to the aggregate NAV of your Acquired Fund Shares calculated as of the Closing Date of the Reorganization (except as discussed below with respect to non-accommodating retirement accounts). The liquidation of your investment and return of cash may be taxable.

●	If you hold Acquired Fund Shares through an individual retirement account directly with the Acquired Fund at its transfer agent (a “fund direct IRA”), and do not take action prior to the Reorganization, your Acquired Fund Shares will be exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate NAV of your Acquired Fund Shares unless you provide alternative direction prior to the final date to exchange shares of the Acquired Fund. The final date to exchange shares of the Acquired Fund is the second business day immediately preceding the Closing Date (as defined below).

Subject to shareholder approval, the Reorganization is anticipated to occur after the close of trading on or about November 7, 2025 (the “Closing Date”).

Q.            Is the Reorganization subject to shareholder approval? Am I being asked to vote on the Reorganization?

A.            Yes. The Reorganization is subject to approval by Acquired Fund Shareholders. As a shareholder of the Acquired Fund, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Acquired Fund on the record date.

Information about how you can vote on the Reorganization is contained in the accompanying materials. Your vote is very important regardless of the number of Acquired Fund Shares that you hold.

Q.            What are the differences between an ETF and a mutual fund?

A.            ETFs are structurally different from mutual funds in several important aspects:

●	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Fund does not issue multiple classes of shares.

●	A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

●	A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV per share. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price which may be above (at a premium), at, or below (at a discount) NAV or the intraday value of the ETF’s holdings. An authorized participant is a member or participant of a clearing agency registered with the Securities and Exchange Commission (the “SEC”), which has a written agreement with the Acquiring Fund and or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units.

As a result of these structural differences, there are certain benefits associated with the ETF structure, including, but not limited to the following:

●	Additional Trading Flexibility. As a shareholder of the Acquired Fund, you can only purchase or redeem shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will have additional trading flexibility by being able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV per share. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

●	Increased Transparency. Currently, the Acquired Fund only provides periodic disclosure of its complete portfolio holdings. The Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at www.eatonvance.com.

●	Potential for Enhanced Tax Efficiency. Current Acquired Fund Shareholders are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. However, given that the Acquiring Fund will effect some or all of its creations and redemptions in cash rather than in-kind, a shareholder will not benefit from the greater tax efficiency of the ETF structure to the same extent as a shareholder of an ETF that effects all of its creations and redemptions in-kind.

There are, however, certain risks associated with the ETF structure as well, including, but not limited to the following:

●	Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Acquiring Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Acquiring Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened to the extent the Acquiring Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

●	Cash Transactions Risk. Unlike certain ETFs, the Acquiring Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Acquiring Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Acquiring Fund Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

●	Trading Risk. The market prices of Acquiring Fund Shares are expected to fluctuate, in some cases materially, in response to changes in the Acquiring Fund’s NAV, the intra-day value of the Acquiring Fund’s holdings, and supply and demand for shares. The Adviser (as defined below) cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Acquiring Fund’s holdings. You may pay significantly more or receive significantly less than the Acquiring Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Acquiring Fund’s shares varies over time based on the Acquiring Fund’s trading volume and market liquidity and may increase if the Acquiring Fund’s trading volume, the spread of the Acquiring Fund’s underlying securities, or market liquidity decrease.

Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as Acquired Fund Shareholders.

Q.            Has the Board of Trustees of the Acquired Fund approved the Reorganization?

A.            Yes. After careful consideration, the Board of Trustees of the Acquired Fund (the “Acquired Fund Board”) unanimously approved the Reorganization and Plan at a meeting held on April 23-24, 2025 and recommended that Acquired Fund Shareholders approve the Reorganization. The Acquired Fund Board, which is comprised solely of Independent Trustees (i.e., Trustees who are not “interested persons” of the Acquired Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization.

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The Acquired Fund Board unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization.

The Board of Trustees of the Acquiring Fund Trust (which is comprised of the same members as the Acquired Fund Board) also approved the Reorganization and Plan and determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of any existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

Q.            What information did the Acquired Fund Board consider when evaluating the Reorganization?

A.            The Acquired Fund Board considered the Reorganization proposed by the investment adviser to the Acquired Fund, Morgan Stanley Investment Management Inc. (“MSIM” or the “Adviser”), and approved the Reorganization and Plan. In considering the Reorganization and Plan, the Acquired Fund Board considered information from the officers of the Acquired Fund and representatives of MSIM regarding the Reorganization, including: (1) the investment objectives, principal investment strategies, and fundamental investment policies of the Acquired Fund and the Acquiring Fund, including certain changes to the Acquired Fund, which went into effect on May 30, 2025; (2) a comparison of the fees and expenses of the Acquired Fund and the Acquiring Fund; (3) the proposed plans for ongoing management, distribution, and operation of the Acquiring Fund; (4) the management and business of MSIM and its affiliates; (5) the impact of the Reorganization on the Acquired Fund and Acquired Fund Shareholders, including different subsets of Acquired Fund Shareholders; (6) the historical outflows of the Acquired Fund; and (7) the specific terms of the Plan.

Q.            Why is the Reorganization being proposed?

A.            MSIM proposed that the Acquired Fund be reorganized into the Acquiring Fund because of certain anticipated benefits associated with the ETF structure, which MSIM believes will better serve the interests of Acquired Fund Shareholders. As discussed in more detail below, these shareholder benefits include anticipated lower net expenses for all share classes of the Acquired Fund after taking into account the Acquiring Fund’s management fee waiver which will continue for two years from the Closing Date of the Reorganization, anticipated lower gross expenses for all share classes of the Acquired Fund except Class R6, as well as additional trading flexibility, increased transparency and the potential for enhanced tax efficiency.

Q.            How will the Reorganization affect me as a shareholder?

A.            If the Reorganization is consummated, you will cease to be a shareholder of the Acquired Fund. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Acquired Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization. If you hold your shares of the Acquired Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of the Reorganization, you will (subject to certain exceptions) receive shares of the Acquiring Fund and, in some cases, cash that, combined with the shares of the Acquiring Fund, has the same value as your shares of the Acquired Fund on the Closing Date of the Reorganization. Acquiring Fund Shares will not be issued in fractional shares. As a result, cash will be paid to Acquired Fund Shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable. Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as Acquired Fund Shareholders.

As discussed below, if the Reorganization is approved by Acquired Fund Shareholders and you desire to hold shares of the Acquiring Fund, it is important for you to determine that you hold your Acquired Fund Shares in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization or, if you do not own Acquired Fund Shares through such an account, that you take necessary actions to be able to receive shares of the Acquiring Fund.

Q.            What will happen if I do not have a brokerage account that can accept Acquiring Fund Shares at the time of the Reorganization?

A.            If you do not have a brokerage account that can accept Acquiring Fund Shares at the time of the Reorganization, you will not receive Acquiring Fund Shares in connection with the Reorganization. Instead, depending on the type of account through which you hold your Acquired Fund Shares, you will either receive cash or R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate NAV of your Acquired Fund Shares on the Closing Date of the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses. In addition, the liquidation or transfer of your investment may be subject to tax. More detail is provided below with respect to the types of accounts that cannot hold Acquiring Fund Shares and what will happen if you own your investment in the Acquired Fund through such accounts.

●	Non-Accommodating Brokerage Accounts: If you hold shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated. You will receive cash, which will be equal in value to the aggregate NAV of your Acquired Fund Shares calculated as of the Closing Date of the Reorganization.

●	Non-Accommodating Retirement Accounts: If you hold shares of the Acquired Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to the Reorganization.

●	Fund Direct Accounts: If you hold shares of the Acquired Fund in an account directly with the Acquired Fund at its transfer agent, SS&C Global Investor and Distribution Solutions, Inc. (“SS&C GIDS”) (a “fund direct account”), you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated. You will receive cash, which will be equal in value to the aggregate NAV of your Acquired Fund Shares calculated as of the Closing Date of the Reorganization.

●	Fund Direct IRA: If you hold Acquired Fund Shares through a fund direct IRA and do not take action to transfer the investment in the Acquired Fund to a different investment option prior to the Reorganization, your Acquired Fund Shares will be exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate NAV of your Acquired Fund Shares on the Closing Date of the Reorganization unless you provide alternative direction prior to the final date to exchange shares of the Acquired Fund. The final date to exchange Acquired Fund Shares is the second business day immediately preceding the Closing Date (and the Closing Date is anticipated to be on or about November 7, 2025).

It may take time for you to receive your cash. Please consult with your financial intermediary or tax advisor for more information on the impact that the Reorganization would have on you and your investments.

If you do not currently hold your shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the information below for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. Other than the approval by the requisite vote of Acquired Fund Shareholders, no other action is required by Acquired Fund Shareholders for shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-800-869-6397 or contact your financial advisor or other financial intermediary.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund will be listed for trading on NYSE Arca. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares will trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV per share. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q.            How do I transfer my Acquired Fund Shares from a fund direct account to a brokerage account that will accept Acquiring Fund Shares?

A.            Transferring your shares from a fund direct account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Acquired Fund into your brokerage account. Also, inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

It is suggested that you provide your broker with a copy of your quarterly account statement from the Acquired Fund. Your broker will require your account number with the Acquired Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.            How do I transfer my Acquired Fund Shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund Shares?

A.            The broker where you hold your Acquired Fund Shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker to make the necessary changes to your account. The sooner you initiate making these changes, the better.

Q.            Is the Reorganization expected to affect the way my investments are managed?

A.            The Reorganization is not expected to affect the way the Acquired Fund’s investments are managed. As previously noted, there were certain changes made to the Acquired Fund that went into effect on May 30, 2025, including: (i) changing the Acquired Fund’s name from “Morgan Stanley Global Fixed Income Opportunities Fund” to “Morgan Stanley Income Opportunities Fund”; (ii) implementing certain changes to the Acquired Fund’s principal investment strategies, including, but not limited to, removing the Acquired Fund’s non-fundamental investment policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of fixed-income securities and adding a minimum average credit quality for the Acquired Fund of BBB- or higher as rated by S&P Global Ratings Group or Fitch Ratings, Inc. or Baa3 or higher as rated by Moody's Investors Service, Inc.; and (iii) terminating the Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited with respect to the Acquired Fund. Certain changes were also made to the Acquired Fund’s portfolio management team.

The Acquired Fund and the Acquiring Fund have identical investment objectives and principal investment strategies. There are several important differences between the Acquired Fund and the Acquiring Fund with respect to their principal investment risks due to the ETF structure, as described above and as described in the combined Proxy Statement and Prospectus. In addition, the Acquired Fund and the Acquiring Fund have substantially similar fundamental investment policies. However, the Acquired Fund’s investment objectives are “fundamental” (i.e., they may not be changed without shareholder approval) whereas the Acquiring Fund’s investment objectives may be changed without shareholder approval with notice to shareholders.

MSIM is the investment adviser to each of the Acquired Fund and Acquiring Fund. The same individuals responsible for the day-to-day portfolio management of the Acquired Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund, with the addition of one portfolio manager. Prior to May 30, 2025, the Acquired Fund received investment advisory services from a sub-adviser affiliated with MSIM and other individuals served as portfolio managers along with Michael Kushma. Effective May 30, 2025, there is no sub-adviser to the Acquired Fund. Mr. Kushma will no longer be a portfolio manager of the Funds effective December 31, 2025. The Acquiring Fund is a series of the Acquiring Fund Trust and will not commence operations until the consummation of the Reorganization.

Q.            How do the fees and expenses of the Acquired Fund compare to those of the Acquiring Fund?

A.            Following the Reorganization, the Acquiring Fund is expected to have lower net annual fund operating expenses than those of each class of the Acquired Fund after taking into account the Acquiring Fund’s management fee waiver which will continue for two years from the Closing Date of the Reorganization and is not expected to be extended. In addition, the Acquiring Fund is expected to have lower gross annual fund operating expenses than those of each share class of the Acquired Fund except Class R6, notwithstanding that the contractual management fee rate for the Acquiring Fund is higher than that of the Acquired Fund. Upon the expiration of the Acquiring Fund’s management fee waiver, the Acquiring Fund’s net annual fund operating expenses will increase (assuming the Acquiring Fund’s management fee waiver is not extended).

More information about the fees and expenses of the Acquired Fund and Acquiring Fund is available in the combined Proxy Statement and Prospectus.

Q.            Will I be subject to comparable investment risks as a shareholder of the Acquiring Fund?

A.            The Acquiring Fund will be subject to similar investment risks as the Acquired Fund. However, there are certain differences in these risks, such as those described below with respect to ETF-specific structural risks. For additional discussion of these and other risk factors, please see the section entitled “Comparison of the Funds’ Risks.”

Q.            Is there anything else that will be different if I become a shareholder of the Acquiring Fund?

A.            Yes. As a shareholder of the Acquired Fund, you can only purchase or redeem your shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund, subject to any applicable sales charges and fees.

Acquiring Fund Shares may only be purchased and sold on the secondary market through a broker at market prices (which may be above (premium), at, or below (discount) the NAV per share). When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security.

In addition, the Acquired Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and/or distributions. In contrast, the Acquiring Fund, by virtue of operating in an ETF structure, does not issue multiple classes of shares. Unlike Acquired Fund Shareholders, shareholders of the Acquiring Fund will not own a particular class of shares.

Q.            Will the Acquired Fund or Acquiring Fund charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization?

A.            No. Neither the Acquired Fund nor the Acquiring Fund will charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization.

Q.            When is the Reorganization expected to occur?

A.            Subject to shareholder approval, the Reorganization is anticipated to occur after the close of trading on or about November 7, 2025.

The Closing Date is subject to change. The Acquired Fund will publicly disclose any changes to the Closing Date.

Q.            Who will pay the costs in connection with the Reorganization?

A.            The Acquired Fund will pay the full costs associated with the Reorganization (including the legal costs associated with the Reorganization) and any transaction costs incurred by the Acquired Fund related to the disposition and acquisition of assets as part of the Reorganization. No repositioning is anticipated in connection with the Reorganization, aside from that which occurs as part of the normal day-to-day management of the Funds’ portfolios and in connection with shareholder purchases and redemptions.

If the Reorganization is not consummated, MSIM will pay for the full costs associated with the Reorganization.

Q.            Will the Reorganization result in any federal tax liability to me?

A.            The Reorganization is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes. If the Reorganization qualifies for tax-free treatment, Acquired Fund Shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Acquired Fund Shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to any cash received or with respect to investors whose shares are redeemed prior to the Reorganization, as explained therein). Acquiring Fund Shares will not be issued in fractional shares. As a result, cash will be paid to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares, which cash payment may be taxable. Capital gains from holdings sold by the Acquired Fund prior to the Reorganization may be distributed either (i) by the Acquired Fund prior to the Reorganization or (ii) by the Acquiring Fund after the Reorganization.

Different tax considerations apply to you if you hold your shares of the Acquired Fund through a fund direct IRA and exchange your Acquired Fund Shares for R Shares of Morgan Stanley U.S. Government Money Market Trust. Exchanges within an IRA will generally not result in the current recognition of a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income. You should consult your tax advisors. In addition, as described above, you may also experience tax consequences if your investment is liquidated and the cash value of your Acquired Fund Shares is returned to you or if your shares of the Acquired Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to tax. You should consult your tax advisors.

In addition, if the Reorganization is approved by shareholders, the Acquired Fund will incur transaction costs during the period prior to and in connection with the Reorganization with respect to any redemptions of Acquired Fund Shareholders.  To fund the redemption transactions, the Acquired Fund may have to sell securities. These transactions may also result in net realized capital gains to the Acquired Fund, which may result in taxable distributions to shareholders either (i) by the Acquired Fund prior to the Reorganization or (ii) by the Acquiring Fund after the Reorganization.

Shareholders should consult their tax advisors about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Q.            Can I purchase, redeem, or exchange shares of the Acquired Fund before the Reorganization takes place?

A.            Yes. If the Reorganization is approved by Acquired Fund Shareholders, purchase orders, exchange orders, and redemption orders must be received by the Acquired Fund by on or about the dates indicated below:

Final Date to Purchase Acquired Fund Shares or Exchange Shares of Another Morgan Stanley Mutual Fund for Acquired Fund Shares	Final Date to Redeem Acquired Fund Shares or Exchange Acquired Fund Shares for Shares of Another Morgan Stanley Mutual Fund
November 5, 2025	November 5, 2025

These dates may change if the Closing Date of the Reorganization changes. Any changes to the Closing Date of the Reorganization will be publicly disclosed.

x

If the Reorganization is approved by Acquired Fund Shareholders, any shares of the Acquired Fund that you hold after November 5, 2025 will be reorganized into shares of the Acquiring Fund as a result of the Reorganization, other than as described in the combined Proxy Statement and Prospectus and the Plan.

If you do not want to (or cannot) receive shares of the Acquiring Fund in connection with the Reorganization if approved by shareholders, you can exchange your Acquired Fund Shares for shares of another Morgan Stanley mutual fund that is not participating in the Reorganization or redeem your Acquired Fund Shares. Prior to doing so, however, you should consider the tax consequences associated with either action and, if exchanging shares to another Morgan Stanley mutual fund, you should review the prospectus relating to such other Morgan Stanley mutual fund and the details associated with any such exchange. If you hold your shares in a taxable account, such exchange or redemption of your Acquired Fund Shares will be a taxable event, and you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q.            Whom do I contact for further information?

A.            If you have questions, please call (888) 540-8736. You can also find information online at www.morganstanley.com/im.

THE ATTACHED COMBINED PROXY STATEMENT AND PROSPECTUS CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

COMBINED PROXY STATEMENT AND PROSPECTUS

Dated July 24, 2025

PROXY STATEMENT FOR MORGAN STANLEY INCOME OPPORTUNITIES FUND 1585 Broadway New York, NY 10036	PROSPECTUS FOR Eaton Vance Income opportunitiEs etf (XAGG) a Series of MORGAN STANLEY ETF TRUST 1585 Broadway New York, New York 10036

This combined Proxy Statement and Prospectus (“Proxy Statement and Prospectus”) is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Morgan Stanley Income Opportunities Fund (formerly, Morgan Stanley Global Fixed Income Opportunities Fund) (“Acquired Fund”) to be voted at a Special Meeting of Acquired Fund Shareholders, which operates as a diversified open-end mutual fund, to be held on September 15, 2025 at 3:00 p.m., Eastern time, and any adjournments or postponements thereof (the “Meeting”). The Meeting will be held at 1585 Broadway, 27th Floor, Room I, New York, NY 10036.

At the Meeting, shareholders of the Acquired Fund (“Acquired Fund Shareholders”) will be asked to consider and vote upon a proposal (“Proposal”) to approve the Agreement and Plan of Reorganization (the “Plan”) relating to the reorganization of the Acquired Fund into the Eaton Vance Income Opportunities ETF (the “Acquiring Fund”), a series of Morgan Stanley ETF Trust (“Acquiring Fund Trust”), that will operate as a diversified exchange-traded fund (“ETF”), as set forth in the Plan (the “Reorganization”).

The Board of Trustees of the Acquired Fund unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization.

Shares of the Acquiring Fund will be listed for trading on NYSE Arca, Inc. (“NYSE Arca”). Reports, proxy materials and other information concerning the Acquiring Fund will be available for inspection at NYSE Arca.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC” OR “COMMISSION”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Plan provides for the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund Trust, on behalf of the Acquiring Fund, in exchange for (i) the assumption by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of the stated liabilities of the Acquired Fund; and (ii) the distribution of (a) the shares of the Acquiring Fund (“Acquiring Fund Shares”) to the Acquired Fund Shareholders who hold shares of the Acquired Fund (“Acquired Fund Shares”) through a brokerage account that can accept Acquiring Fund Shares; (b) cash distributions to such Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (c) with respect to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the aggregate net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (d) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares through a fund direct individual retirement account (“IRA Shareholders”), the exchange of Acquired Fund Shares for R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate net asset value of such Acquired Fund Shares held by IRA Shareholders unless the shareholder provides alternative direction prior to the final date to exchange shares of the Acquired Fund, in liquidation of the Acquired Fund. The final date to exchange shares of the Acquired Fund is the second business day immediately preceding the Closing Date (and the Closing Date is anticipated to be on or about November 7, 2025).

The terms and conditions of the Reorganization are further described in this combined Proxy Statement and Prospectus and are set forth in the form of Agreement and Plan of Reorganization attached hereto as Appendix A.

It is expected that this combined Proxy Statement and Prospectus and the accompanying Notice of a Special Meeting of Shareholders (“Notice”) and proxy card will first be mailed to Acquired Fund Shareholders on or about August 4, 2025. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice.

The Board of Trustees of the Acquired Fund (“Acquired Fund Board” or “Acquired Fund Trustees”) is soliciting these proxies on behalf of the Acquired Fund. The Acquired Fund Board unanimously approved the proposed Reorganization and Plan and determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization.

The Acquired Fund and the Acquiring Fund are series of registered, open-end management investment companies, although the Acquired Fund is a mutual fund while the Acquiring Fund will operate as an ETF.

The Acquired Fund Board has fixed the close of business on July 17, 2025, as the record date (the “Record Date”) for the determination of Acquired Fund Shareholders entitled to notice of, and to vote at, the Meeting. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. Appendix F provides more information regarding the outstanding shares of the Acquired Fund and interests of certain persons in the Acquired Fund as of the Record Date.

This combined Proxy Statement and Prospectus constitutes a proxy statement for the Acquired Fund and also constitutes a Prospectus of the Acquiring Fund, filed by Acquiring Fund Trust with the SEC as part of the Acquiring Fund Trust’s Registration Statement on Form N-14 (the “Registration Statement”). This combined Proxy Statement and Prospectus, which constitutes part of a Registration Statement filed by the Acquiring Fund Trust with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), does not include certain information contained elsewhere in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

This combined Proxy Statement and Prospectus, which you should read carefully, sets forth concisely the information about the Reorganization and the Acquiring Fund that you should know before voting with respect to the Reorganization and investing in the Acquiring Fund.

You should retain this combined Proxy Statement and Prospectus for future reference. Additional information about the Acquired Fund, the Acquiring Fund and the proposed Reorganization can be found in the following documents, which have been filed with the SEC and which are incorporated by reference into this combined Proxy Statement and Prospectus (which means they are deemed part of this combined Proxy Statement and Prospectus for legal purposes):

1.	The prospectuses of the Acquired Fund, dated February 28, 2025, as amended June 23, 2025 (File No. 811-6515; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001133228-25-006520) (the “Acquired Fund Prospectuses”);

2.	The statement of additional information of the Acquired Fund, dated February 28, 2025, as amended May 30, 2025 (File No. 811-6515; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001133228-25-005776);

3.	The audited financial statements of the Acquired Fund for the fiscal year ended October 31, 2024 included in the Fund’s report filed on Form N-CSR (File No. 811-6515; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001104659-24-132795);

4.	The unaudited financial statements of the Acquired Fund for the semi-annual period ended April 30, 2025 included in the Fund’s report filed on Form N-CSR (File No. 811-6515; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001104659-25-060502);

5.	The prospectus of the Acquiring Fund, dated January 28, 2025, as amended June 23, 2025 (File No. 811-23820; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001133228-25-006542) (the “Acquiring Fund Prospectus”);

6.	The statement of additional information of the Acquiring Fund, dated January 28, 2025, as amended June 23, 2025 (File No. 811-23820; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001133228-25-006542); and

7.	A statement of additional information (“SAI”) dated July 24, 2025 relating to this combined Proxy Statement and Prospectus.

You may request a copy of the SAI relating to this combined Proxy Statement and Prospectus without charge by writing to the Acquiring Fund at 1585 Broadway, New York, New York 10036, or by calling toll-free 1 (800) 869-6397.

You may obtain copies of the Acquired Fund’s and Acquiring Fund’s prospectuses, related statements of additional information, and/or annual or semi-annual reports of the Acquired Fund without charge by contacting the Funds at 1-800-869-6397; by visiting www.morganstanley.com/im or on the EDGAR Database by visiting the SEC’s website at http://www.sec.gov.

A copy of the Acquiring Fund Prospectus accompanies this combined Proxy Statement and Prospectus.

The Acquiring Fund currently has no assets or liabilities. Subject to shareholder approval, the Acquiring Fund will acquire substantially all of the assets and assume the stated liabilities of the Acquired Fund and will not commence operations until the date of the Reorganization. Accordingly, the Acquiring Fund does not have any annual or semi-annual reports to date. The Acquired Fund will be the accounting and performance survivor in the Reorganization (subject to shareholder approval of the Reorganization), and the Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the Acquired Fund.

AN INVESTMENT IN THE ACQUIRING FUND IS NOT GUARANTEED OR ENDORSED BY A BANK, IS NOT A BANK DEPOSIT OR OBLIGATION THEREOF, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE ACQUIRING FUND INVOLVES INVESTMENT RISK, AND YOU MAY LOSE MONEY INVESTING IN THE ACQUIRING FUND.

TABLE OF CONTENTS

SUMMARY	5
On what proposal am I being asked to vote?	5
How will the Reorganization be implemented?	5
Why is the Reorganization being proposed and did the Acquired Fund Board approve the Reorganization?	6
How will the Reorganization affect me?	7
How will the number of shares of the Acquiring Fund that I will receive be determined?	8
What are the differences between an ETF and a mutual fund?	8
Who will bear the costs associated with the Reorganization?	10
What are the federal income tax consequences of the Reorganization?	10
How do the Funds’ investment objectives, principal investment strategies, and fundamental investment policies compare?	11
What are the principal risks of an investment in the Acquiring Fund?	11
How will the Reorganization affect my fees and expenses?	11
What are the distribution arrangements for the Funds?	12
What are the Funds’ arrangements for purchases, exchanges, and redemptions?	12
What are the Funds’ arrangements for payments to broker-dealers and other financial intermediaries?	13
How do I vote my shares?	14
What is the deadline for submitting my vote?	14
Who should I call if I have questions?	14
What are the quorum and approval requirements for the Reorganization?	14
What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?	15
Can shareholders submit proposals for a future shareholder meeting?	15
What happens if the Reorganization is not approved by the Acquired Fund Shareholders?	15

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS	15
Comparison of the Funds’ Fees and Expenses	15
Comparison of the Funds’ Portfolio Turnover	18
Comparison of the Funds’ Investment Objectives and Principal Investment Strategies	18
Comparison of the Funds’ Principal Risks	20
Comparison of the Funds’ Performance	20
Comparison of the Funds’ Management	22
Comparison of the Funds’ Fundamental and Non-Fundamental Investment Policies	25
Comparison of the Funds’ Income and Capital Gain Distribution Policies	29

INFORMATION ABOUT THE REORGANIZATION	30
Reasons for the Reorganization	30

INFORMATION ABOUT THE PLAN	34
How will the Reorganization be implemented?	34
Who will pay the expenses of the Reorganization?	35
What are the tax consequences of the Reorganization?	36

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	38
Purchase and Sale of Fund Shares	38
Tax Information	38
Payments to Broker-Dealers and Other Financial Intermediaries	38
Premium/Discount Information	38
Continuous Offering Information	38

OTHER SERVICES PROVIDED	39
ADDITIONAL INFORMATION	40
FINANCIAL HIGHLIGHTS	40
APPENDIX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	41
APPENDIX B ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND’S PRINCIPAL RISKS	56
APPENDIX C ACQUIRED FUND FINANCIAL HIGHLIGHTS	63
APPENDIX D SHAREHOLDER RIGHTS	70
APPENDIX E CAPITAL STRUCTURE	73
APPENDIX F RECORD DATE, OUTSTANDING SHARES AND INTERESTS OF CERTAIN PERSONS	74

SUMMARY

This is only a summary of certain information contained in this combined Proxy Statement and Prospectus. Shareholders should carefully read the information contained in the rest of this combined Proxy Statement and Prospectus, including the Plan relating to the Reorganization, a form of which is attached to this combined Proxy Statement and Prospectus in Appendix A. For purposes of this combined Proxy Statement and Prospectus, the terms “shareholder”, “you”, and “your” refer to Acquired Fund Shareholders (defined below).

On what proposal am I being asked to vote?

You are being asked to vote on a proposal to reorganize the Acquired Fund into the Acquiring Fund, an ETF, pursuant to the Plan.

The Acquired Fund currently operates as an open-end mutual fund. If shareholders of the Acquired Fund (“Acquired Fund Shareholders”) approve the Reorganization, the Acquired Fund will be converted into an ETF through the reorganization of the Acquired Fund into the Acquiring Fund. As summarized in this combined Proxy Statement and Prospectus, there are certain similarities and differences between the Acquired Fund and the Acquiring Fund, including important structural differences as well as important differences with respect to principal risks due to the ETF structure, as described below.

The Plan provides for the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund Trust, on behalf of the Acquiring Fund, in exchange for (i) the assumption by Acquiring Fund Trust, on behalf of the Acquiring Fund, of the stated liabilities of the Acquired Fund; and (ii) the distribution of (a) the shares of the Acquiring Fund (“Acquiring Fund Shares”) to the Acquired Fund Shareholders who hold shares of the Acquired Fund (“Acquired Fund Shares”) through a brokerage account that can accept Acquiring Fund Shares; (b) cash distributions to such Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (c) with respect to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the aggregate net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (d) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares through a fund direct individual retirement account (“IRA Shareholders”), the exchange of Acquired Fund Shares for R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate net asset value of such Acquired Fund Shares held by IRA Shareholders unless the shareholder provides alternative direction prior to the final date to exchange shares of the Acquired Fund, in liquidation of the Acquired Fund. The final date to exchange shares of the Acquired Fund is the second business day immediately preceding the Closing Date (as defined below).

Subject to shareholder approval, the Reorganization is anticipated to occur after the close of trading on or about November 7, 2025 (the “Closing Date”).

If the Reorganization is approved by the Acquired Fund Shareholders, Acquired Fund Shareholders who do not wish to have their Acquired Fund Shares exchanged for Acquiring Fund Shares as part of the Reorganization should consider redeeming their Acquired Fund Shares prior to the completion of the Reorganization. If you redeem your shares, you generally will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. If, instead, you receive Acquiring Fund Shares in exchange for your Acquired Fund Shares as part of the Reorganization, you generally will not recognize any taxable gain or loss on such exchange. See the section entitled “What are the federal income tax consequences of the Reorganization?” below.

The Reorganization will be effected only if the Acquired Fund Shareholders approve the Reorganization and certain closing conditions are satisfied or waived.

How will the Reorganization be implemented?

The Reorganization is subject to approval by Acquired Fund Shareholders. If approved by Acquired Fund Shareholders, the Plan provides for the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund and Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate net asset value of the Acquired Fund (except as noted below) followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which the Acquired Fund Shareholder is entitled in complete liquidation of the Acquired Fund.

Acquiring Fund Shares will be transferred to the Acquired Fund Shareholders’ brokerage accounts, except as described below, and the Acquired Fund Shareholders would receive cash in lieu of fractional shares. If an Acquired Fund Shareholder does not hold their shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, such shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, such shareholder’s investment will be liquidated. The shareholder will receive cash, which will be equal in value to the aggregate NAV of their Acquired Fund Shares calculated as of the Closing Date. IRA Shareholders’ Acquired Fund Shares will be exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate NAV of the IRA Shareholder’s Acquired Fund Shares unless the shareholder provides alternative direction prior to the final date to exchange shares of the Acquired Fund. The final date to exchange shares of the Acquired Fund is the second business day immediately preceding the Closing Date (and the Closing Date is anticipated to be on or about November 7, 2025). Alternatively, if the Acquired Fund Shareholder holds Acquired Fund Shares through an account with a financial intermediary that is not able to hold Acquiring Fund Shares, like many group retirement plans, a financial intermediary may transfer the Acquired Fund Shareholder’s investment in the Acquired Fund to a different investment option prior to the Reorganization. In some cases, this transfer may be subject to fees and expenses and may also be subject to tax. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

After Acquiring Fund Shares are distributed to the Acquired Fund Shareholders, the Acquired Fund will be completely liquidated and dissolved. Subject to shareholder approval, and as a result of the Reorganization, you will cease to be an Acquired Fund Shareholder and will become a shareholder of the Acquiring Fund, other than as described in this combined Proxy Statement and Prospectus and the Plan. This exchange will occur after the close of business on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The Closing Date is subject to change. The Acquired Fund will publicly disclose any changes to the Closing Date.

Why is the Reorganization being proposed and did the Acquired Fund Board approve the Reorganization?

After careful consideration of factors it deemed relevant, including the potential impact of the Reorganization on different subsets of the Acquired Fund Shareholders, the Acquired Fund’s investment adviser, Morgan Stanley Investment Management Inc. (“MSIM” or the “Adviser”), proposed to the Acquired Fund Board that the Acquired Fund be reorganized into the Acquiring Fund because of certain anticipated benefits associated with the ETF structure, which MSIM believes will better serve the interests of Acquired Fund Shareholders. As discussed in more detail below, these benefits include anticipated lower net expenses for all share classes of the Acquired Fund after taking into account the Acquiring Fund’s management fee waiver which will continue for two years from the Closing Date of the Reorganization, anticipated lower gross expenses for all share classes of the Acquired Fund except Class R6, as well as additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

Following the Reorganization, the Acquiring Fund is expected to have lower net annual fund operating expenses than those of each class of the Acquired Fund after taking into account the Acquiring Fund’s management fee waiver which will continue for two years from the Closing Date of the Reorganization and is not expected to be extended. In addition, the Acquiring Fund is expected to have lower gross annual fund operating expenses than those of each share class of the Acquired Fund except Class R6, notwithstanding that the contractual management fee rate for the Acquiring Fund is higher than that of the Acquired Fund. Upon the expiration of the Acquiring Fund’s management fee waiver, the Acquiring Fund’s net annual fund operating expenses will increase (assuming the Acquiring Fund’s management fee waiver is not extended).

In addition, current Acquired Fund Shareholders are expected to benefit from the potential for greater cash efficiency with the ETF structure. ETFs typically do not have to maintain as large cash positions or sell as many securities to meet redemption requests as mutual funds. Accordingly, the Acquiring Fund may operate with less cash and incur lower transaction costs than the Acquired Fund.

Current Acquired Fund Shareholders also are expected to benefit from the potential for greater tax efficiency with the ETF structure with respect to the management of capital gains distributions, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allow ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. However, given that the Acquiring Fund will effect some or all of its creations and redemptions in cash rather than in kind, a shareholder will not benefit from the greater tax efficiency of the ETF structure to the same extent as a shareholder of an ETF that effects all of its creations and redemptions in kind.

The Reorganization is not expected to affect the way the Acquired Fund’s investments are managed. The Acquired Fund and the Acquiring Fund have identical investment objectives and principal investment strategies. There are several important differences between the Acquired Fund and the Acquiring Fund with respect to their principal investment risks due to the ETF structure, as described below. In addition, the Acquired Fund and the Acquiring Fund have substantially similar fundamental investment policies. However, the Acquired Fund’s investment objectives are “fundamental” (i.e., they may not be changed without shareholder approval) whereas the Acquiring Fund’s investment objectives may be changed without shareholder approval with notice to shareholders. The Acquired Fund has adopted certain non-fundamental investment policies, which may be changed by the Acquired Fund Board without shareholder approval. The Acquiring Fund has not adopted non-fundamental investment policies.

However, the Acquiring Fund will have the benefits of operating in the ETF structure. In addition, although the Acquiring Fund will be subject to similar investment risks as the Acquired Fund, the Acquiring Fund will also be subject to certain ETF-specific risks.

MSIM will be the investment adviser of the Acquiring Fund after the Reorganization. As shareholders of ETFs following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that the shareholders do not experience as Acquired Fund Shareholders. However, shareholders of the Acquiring Fund after the Reorganization would not bear expenses specific to mutual funds, including sales charges for applicable share classes of the Acquiring Fund.

The Acquired Fund Board, which is comprised solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Acquired Fund (collectively, the “Independent Trustees”), determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization. The Acquired Fund Board made these determinations after carefully considering and giving appropriate weight to various factors that are discussed in this combined Proxy Statement and Prospectus, under the discussion in the section entitled “Reasons for the Reorganization.” The Board of Trustees of the Acquiring Fund Trust made corresponding findings with respect to the Acquiring Fund.

The Acquired Fund Board unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization.

How will the Reorganization affect me?

If the Reorganization is approved by Acquired Fund Shareholders and the Reorganization is consummated, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund, other than as described in this combined Proxy Statement and Prospectus and the Plan. As described in more detail above, upon completion of the Reorganization, if you hold your Acquired Fund Shares through a brokerage account that can hold shares of the Acquiring Fund you will receive shares of the Acquiring Fund and in certain cases, cash, having an aggregate NAV equal to the aggregate NAV of the shares of the Acquired Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to Acquired Fund Shareholders in lieu of fractional shares, which cash payment may be taxable. If you do not own your Acquired Fund Shares through a brokerage account that can hold shares of the Acquiring Fund, you will receive cash or, if you are an IRA Shareholder, your Acquired Fund shares will be exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust equal to the value of the shares of the Acquired Fund you owned on the Closing Date. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax.

However, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization. If you do not currently hold your shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the separate Q&A that accompanies this combined Proxy Statement and Prospectus, for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. Other than the approval by the requisite vote of Acquired Fund Shareholders, no other action is required on the part of Acquired Fund Shareholders for shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund. If you wish to obtain shares of the Acquiring Fund in the Reorganization, it is important for you to determine that you hold your shares of the Acquired Fund in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization.

In addition, after the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as Acquired Fund Shareholders. Because the Acquiring Fund’s shares will trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV per share. As with all ETFs, your broker may charge a commission for purchase and sales transactions. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security.

Further, the Acquired Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and/or distributions. In contrast, the Acquiring Fund, by virtue of operating in an ETF structure, does not currently issue multiple classes of shares. Unlike Acquired Fund Shareholders, shareholders of the Acquiring Fund will not own a particular class of shares.

How will the number of shares of the Acquiring Fund that I will receive be determined?

If you hold your Acquired Fund Shares through a brokerage account that can hold shares of the Acquiring Fund, you will receive your pro rata share of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization and cash in lieu of fractional shares of the Acquiring Fund. As described in the combined Proxy Statement and Prospectus, if you do not own your Acquired Fund Shares through a brokerage account that can hold shares of the Acquiring Fund you will receive cash or, if you are an IRA Shareholder, your Acquired Fund shares will be exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust equal to the value of the shares of the Acquired Fund you owned on the Closing Date.

The number of shares that the Acquired Fund Shareholders will receive will be based on the relative NAVs of the Acquired Fund and the Acquiring Fund as of the regular close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 pm Eastern Time) on the Closing Date or on the business day immediately preceding the Closing Date and after the payment or declaration of any distributions or other amounts by the Acquired Fund. The Acquired Fund’s assets will be valued pursuant to the valuation procedures with respect to the Acquired Fund. There are certain differences between the valuation procedures for the Acquired Fund and the Acquiring Fund Trust with respect to the valuation of certain foreign equity securities; however, the valuation procedures are the same in all material respects as it relates to the types of investments held by the Acquired Fund.

What are the differences between an ETF and a mutual fund?

ETFs are structurally different from mutual funds in several important aspects:

●	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Fund does not issue multiple classes of shares.

●	A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

●	A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV per share. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price which may be above (at a premium), at, or below (at a discount) NAV or the intraday value of the ETF’s holdings. An authorized participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Acquiring Fund and or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units.

As a result of these structural differences, there are certain anticipated benefits associated with the ETF structure, including, but not limited to the following:

●	Additional Trading Flexibility. As a shareholder of the Acquired Fund, you can only purchase or redeem shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will have additional trading flexibility by being able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV per share. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

●	Increased Transparency. Currently, the Acquired Fund only provides periodic disclosure of its complete portfolio holdings. The Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at www.eatonvance.com.

●	Potential for Enhanced Tax Efficiency. Current Acquired Fund Shareholders are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. However, given that the Acquiring Fund will effect some or all of its creations and redemptions in cash rather than in-kind, a shareholder will not benefit from the greater tax efficiency of the ETF structure to the same extent as a shareholder of an ETF that effects all of its creations and redemptions in-kind.

There are, however, certain risks associated with the ETF structure as well, including, but not limited to the following:

●	Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Acquiring Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Acquiring Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened to the extent the Acquiring Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

●	Cash Transactions Risk. Unlike certain ETFs, the Acquiring Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Acquiring Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

●	Trading Risk. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Acquiring Fund’s NAV, the intra-day value of the Acquiring Fund’s holdings, and supply and demand for shares. The Adviser (as defined below) cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Acquiring Fund’s holdings. You may pay significantly more or receive significantly less than the Acquiring Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Acquiring Fund’s shares varies over time based on the Acquiring Fund’s trading volume and market liquidity and may increase if the Acquiring Fund’s trading volume, the spread of the Acquiring Fund’s underlying securities, or market liquidity decrease.

Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as Acquired Fund Shareholders.

Who will bear the costs associated with the Reorganization?

The Acquired Fund will pay the full costs associated with the Reorganization (including the legal costs associated with the Reorganization) and any transaction costs incurred by the Acquired Fund related to the disposition and acquisition of assets as part of the Reorganization. No repositioning is anticipated in connection with the Reorganization, aside from that which occurs as part of the normal day-to-day management of the Funds’ portfolios and in connection with shareholder purchases and redemptions.

If the Reorganization is not consummated, MSIM will pay for the full costs associated with such Reorganization.

The costs of the Reorganization include, but are not limited to, preparation and filing of the Registration Statement and printing and distribution of the combined Proxy Statement and Prospectus, legal fees, accounting fees, and securities registration fees. Transaction costs related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be considered costs of the Reorganization for this purpose.

The following table sets forth the estimated cost of the Reorganization, the estimated cost associated with the solicitation of proxies for such Reorganization, and who will bear such costs. “Cost of Proxy Solicitation” reflects the estimated fees to be paid to the proxy solicitor and is included in “Cost of Reorganization.”

Cost of Reorganization	Cost of Proxy Solicitation	Party that will Bear Costs
$353,921	$15,000	Acquired Fund

What are the federal income tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund must receive an opinion of Dechert LLP (“Dechert”) to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, the Acquired Fund will recognize gain or loss as a direct result of the Reorganization (except with respect to cash received by a shareholder, if any), and the holding period and aggregate tax basis for the Acquiring Fund Shares that you receive will be the same as the holding period and aggregate tax basis of the Acquired Fund Shares that you surrender in the Reorganization. Capital gains from securities sales by the Acquired Fund prior to the Reorganization may be distributed either (i) by the Acquired Fund prior to the Reorganization or (ii) by the Acquiring Fund after the Reorganization. Prior to the consummation of the Reorganization, you may redeem your Acquired Fund Shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them. Different tax considerations apply to you if you hold your shares of the Acquired Fund through a fund direct individual retirement account (“IRA”) and exchange your Acquired Fund Shares for R Shares of Morgan Stanley U.S. Government Money Market Trust, or if you do not hold your Acquired Fund Shares via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and therefore have your investment liquidated.

In addition, if the Reorganization is approved by shareholders, the Acquired Fund will incur transaction costs during the period prior to and in connection with the Reorganization with respect to any redemptions of Acquired Fund Shareholders.  To fund the redemption transactions, the Acquired Fund may have to sell securities. These transactions may also result in net realized capital gains to the Acquired Fund, which may result in taxable distributions to shareholders either (i) by the Acquired Fund prior to the Reorganization or (ii) by the Acquiring Fund after the Reorganization.

You should consult your tax advisor regarding the effect, if any, of the Reorganization, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Reorganization, please see the section entitled “Information About the Plan—What are the tax consequences of the Reorganization?”

How do the Funds’ investment objectives, principal investment strategies, and fundamental investment policies compare?

The Acquired Fund and Acquiring Fund have identical investment objectives and principal investment strategies. For additional discussion comparing the investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund, please see “Comparison of the Funds’ Investment Objectives and Principal Investment Strategies.”

The Acquired Fund and the Acquiring Fund have adopted substantially similar fundamental investment policies, which may not be changed without prior shareholder approval. However, the investment objectives for the Acquired Fund are “fundamental” (i.e., they may not be changed without shareholder approval) whereas the investment objectives of the Acquiring Fund may be changed without shareholder approval (but no change is currently anticipated, as noted below). For additional discussion comparing the investment policies of the Acquired Fund and Acquiring Fund, please see “Comparison of the Funds’ Fundamental and Non-Fundamental Investment Policies.”

What are the principal risks of an investment in the Acquiring Fund?

An investment in the Acquiring Fund involves principal risks common to most open-end funds, including that there is no guarantee against losses resulting from investments in the Acquiring Fund, nor that the Acquiring Fund will achieve its investment objectives, and you may lose money if you invest in the Acquiring Fund, and principal risks specifically associated with the principal investment strategies and portfolio of the Acquiring Fund. The principal risks associated with an investment in the shares of the Acquiring Fund and the Acquired Fund are similar, except that the Acquiring Fund is subject to certain principal risks specific to operating as an ETF, as noted above.

For further information about the risks of investments in the Funds, see the section entitled “Comparison of the Funds’ Risks” below.

How will the Reorganization affect my fees and expenses?

Following the Reorganization, the Acquiring Fund is expected to have lower net annual fund operating expenses than those of each class of the Acquired Fund after taking into account the Acquiring Fund’s management fee waiver which will continue for two years from the Closing Date of the Reorganization and is not expected to be extended. In addition, the Acquiring Fund is expected to have lower gross annual fund operating expenses than those of each share class of the Acquired Fund except Class R6, notwithstanding that the contractual management fee rate for the Acquiring Fund is higher than that of the Acquired Fund. Upon the expiration of the Acquiring Fund’s management fee waiver, the Acquiring Fund’s net annual fund operating expenses will increase (assuming the Acquiring Fund’s management fee waiver is not extended).

The Acquiring Fund employs a unitary fee structure pursuant to which MSIM bears substantially all operating expenses of the Fund, subject to certain exceptions. MSIM has agreed to reduce its management fee so that the total annual fund operating expenses of the Acquiring Fund, excluding distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Acquiring Fund’s business, will not exceed 0.50%. This fee waiver will continue for two years from the Closing Date of the Reorganization or until such time as the Acquiring Fund Board acts to discontinue all or a portion of such waiver when it deems such action is appropriate. It is not expected that the fee waiver will be extended.

A comparison of the fees and expenses of the Acquired Fund and Acquiring Fund is provided in the section entitled, “Comparison of the Funds’ Fees and Expenses” below.

What are the distribution arrangements for the Funds?

The Acquired Fund is distributed by Morgan Stanley Distribution, Inc. (the “Acquired Fund’s Distributor”) and the Acquiring Fund will be distributed by Foreside Fund Services, LLC (the “Acquiring Fund’s Distributor” and together with the Acquired Fund’s Distributor, the “Distributors”). Each Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Acquiring Fund’s Distributor or its agent distributes Creation Units (as defined below) for the Acquiring Fund on an agency basis. The Acquiring Fund’s Distributor does not maintain a secondary market in shares of the Acquiring Fund. The Acquiring Fund’s Distributor has no role in determining the investment policies of the Acquiring Fund or the securities that are purchased or sold by the Acquiring Fund.

With respect to the Acquiring Fund, the Acquiring Fund Trust has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (“Acquiring Fund’s 12b-1 Plan”). Under the Acquiring Fund’s 12b-1 Plan, the Acquiring Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Acquiring Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by the Acquiring Fund, and there are no current plans to impose these fees. However, Rule 12b-1 fees may be imposed in the future without shareholder approval.

The Acquired Fund has adopted a Plan of Distribution with respect to certain classes of shares of the Acquired Fund. For more information regarding the Acquired Fund’s distribution arrangements, you may refer to the Acquired Fund Prospectuses incorporated by reference to this combined Proxy Statement and Prospectus under the section entitled “Shareholder Information – Plan of Distribution (Rule 12b-1 Fees).”

For more information regarding to the Acquiring Fund’s distribution arrangements, you may refer to the Acquiring Fund Prospectus incorporated by reference to this combined Proxy Statement and Prospectus under the section entitled “Shareholder Information – Distribution of Fund Shares.” A copy of the Acquiring Fund Prospectus accompanies this combined Proxy Statement and Prospectus.

What are the Funds’ arrangements for purchases, exchanges, and redemptions?

The Acquired Fund and the Acquiring Fund have different procedures for purchasing, exchanging, and redeeming shares, which are summarized below. You may refer to the Acquired Fund Prospectuses incorporated by reference to this combined Proxy Statement and Prospectus under the sections of the Shareholder Information section entitled “How to Buy Shares,” “How to Exchange Shares,” “How to Sell Shares,” and “Frequent Purchases and Redemptions of Shares” for the procedures applicable to purchases, exchanges and redemptions of the shares of the Acquired Fund. You may refer to the Acquiring Fund Prospectus incorporated by reference to this combined Proxy Statement and Prospectus under the sections of the Shareholder Information section entitled “Book Entry,” “Buying and Selling Shares,” “Creations and Redemptions,” “Dividends and Distributions” and “Taxes” for additional information relating to the purchase and redemption of shares of the Acquiring Fund. A copy of the Acquiring Fund Prospectus accompanies this combined Proxy Statement and Prospectus. The Acquiring Fund does not have exchange privileges.

Acquiring Fund

Shares of the Acquiring Fund would only be able to be acquired or redeemed directly from the Acquiring Fund at NAV only in Creation Units or multiples thereof. Individual shares of the Acquiring Fund would only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Acquiring Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay for shares (bid) and the lowest price a seller is willing to accept for shares (ask) (the “bid-ask spread”) when buying or selling shares in the secondary market. Recent information, including information about the Acquiring Fund’s NAV, market price, premiums and discounts, and bid-ask spreads (when available), will be available on the Acquiring Fund’s website at www.eatonvance.com.

Shares of the Acquiring Fund would be listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Acquiring Fund Shares listing will continue or remain unchanged. The Acquiring Fund Trust would not impose any minimum investment for shares of the Acquiring Fund purchased on an exchange. Buying or selling the Acquiring Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Acquiring Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Acquiring Fund based on its trading volume and market liquidity, and is generally less if the Acquiring Fund has more trading volume and market liquidity and more if the Acquiring Fund has less trading volume and market liquidity.

The Acquiring Fund’s primary listing exchange will be NYSE Arca. NYSE Arca is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Board of Trustees of the Acquiring Fund Trust (the “Acquiring Fund Board”) has not adopted a policy of monitoring for frequent purchases and redemptions of Acquiring Fund Shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Acquiring Fund’s portfolio securities after the close of the primary markets for the Acquiring Fund’s portfolio securities and the reflection of that change in the Acquiring Fund’s NAV (“market timing”). The Acquiring Fund Trust believes this is appropriate because ETFs, such as the Acquiring Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Acquiring Fund Shares remains at or close to NAV. Since the Acquiring Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Acquiring Fund’s shares may be purchased and sold on NYSE Arca at prevailing market prices, the risks of frequent trading are limited.

Acquired Fund

You may purchase or sell Acquired Fund shares on any day the NYSE is open for business directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-869-6397) or by contacting your Morgan Stanley Financial Advisor or an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Acquired Fund’s Distributor (each, a “Financial Intermediary”). In addition, you can sell Acquired Fund shares at any time by enrolling in a systematic withdrawal plan. Your Acquired Fund shares will be sold at the next price calculated after the Acquired Fund receives your order to redeem. If you sell Class A or Class C shares of the Acquired Fund, your net sale proceeds are reduced by the amount of any applicable contingent deferred sales charge (“CDSC”). For more information, please refer to the sections of the Acquired Fund Prospectuses incorporated by reference to this combined Proxy Statement and Prospectus entitled “Shareholder Information–How to Buy Shares” and “Shareholder Information–How to Sell Shares.”

What are the Funds’ arrangements for payments to broker-dealers and other financial intermediaries?

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), MSIM and/or the Fund’s distributor may pay the financial intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

In connection with the Reorganization, it is expected that effective on or about the first business day of the month following shareholder approval of the Reorganization, the following Acquired Fund fees will be waived: (i) the sales charge on purchases of Class A shares of the Acquired Fund; (ii) the contingent deferred sales charge (“CDSC”) on Class A and Class C shares of the Acquired Fund; (iii) the 12b-1 fees for any applicable share class of the Acquired Fund; and (iv) any finder’s fee payments applicable to any class of shares of the Acquired Fund. It is also expected that, effective on or about the first business day of the month following shareholder approval of the Reorganization, any current Letter of Intent under which Class A shares of the Acquired Fund were purchased would be considered completed.

How do I vote my shares?

You can vote in any of the following ways:

●	Through the Internet by logging on to the website indicated on your proxy card;

●	By calling the toll-free phone number on your proxy card;

●	By mailing the enclosed proxy card after signing and dating; or

●	By attending the Meeting in person.

You are encouraged to follow the instructions on your proxy card to vote your shares through the Internet or by telephone. Using these methods is quick and easy. No matter what method you choose, however, please carefully read this combined Proxy Statement and Prospectus before you vote.

The Reorganization will be effected only if approved by Acquired Fund Shareholders. This combined Proxy Statement and Prospectus describes the Reorganization in more detail below and provides certain comparative information pertaining to the Acquired Fund and the Acquiring Fund for your evaluation.

If the accompanying proxy card for the Acquired Fund is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the proxies named therein will vote the shares with respect to the Acquired Fund represented by it in accordance with the instructions marked thereon. Properly executed but unmarked proxy cards submitted by shareholders will be voted FOR the Proposal set forth in the Notice and described in this combined Proxy Statement and Prospectus.

A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Acquired Fund, execution and delivery of a later dated proxy to the Secretary of the Acquired Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy; you must vote in person at the Meeting in order to revoke a proxy.

What is the deadline for submitting my vote?

Please vote as soon as possible to help the Acquired Fund receive enough votes to act on the Proposal. If you do not plan to attend the Meeting, it is important that your vote be received by the Acquired Fund by 11:59 p.m., Eastern Time, on September 14, 2025.

Who should I call if I have questions?

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the proxy solicitor, EQ Fund Solutions, LLC, at (888) 540-8736.

What are the quorum and approval requirements for the Reorganization?

The quorum requirement for the Meeting with respect to the Reorganization is a majority of the Acquired Fund Shares issued and outstanding and entitled to vote at the Meeting.

The Reorganization will be effected only if the Acquired Fund Shareholders approve the Reorganization and certain closing conditions are satisfied or waived.

Approval of the Reorganization by the Acquired Fund Shareholders requires the approval of the holders of a “majority of the outstanding voting securities” of the Acquired Fund (all classes voting together as a single class), which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Acquired Fund.

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as a vote in favor of the Reorganization. Accordingly, abstentions effectively will be a vote against the Reorganization. Ordinarily, broker non-votes (i.e., uninstructed shares for which, at a meeting involving both non-routine and routine matters under the rules of the NYSE, a broker may not vote with respect to a non-routine matter but may vote with respect to a routine matter), if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Reorganization, and accordingly would have the same effect as a vote against the Reorganization. The Reorganization is considered to be a non-routine proposal under the rules of the NYSE and it is not expected that shareholders will be asked to vote on any proposals considered to be routine under those rules in connection with the Meeting. Accordingly, it is not expected that there will be any broker non-votes in connection with the Meeting, and thus, uninstructed shares (i.e., shares held in street name for which the shareholder does not provide voting instructions or otherwise does not vote) will not be counted as shares present at the Meeting or for determining whether a quorum is present.

What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?

In the absence of a quorum, the chairperson of the Meeting, an officer of the Acquired Fund or the Acquired Fund Shareholders present or represented by proxy and entitled to vote thereat shall have the power to adjourn the Meeting from time to time. If the power of Acquired Fund Shareholders to adjourn is invoked, then the affirmative vote of the holders of a majority of the Acquired Fund Shares then present in person or represented by proxy shall be required to adjourn any Meeting. Any adjourned Meeting may be reconvened without further notice or change in record date. At any reconvened Meeting at which a quorum shall be present, any business may be transacted that might have been transacted at the Meeting as originally called. The chairperson of the Meeting, an officer of the Acquired Fund or the Acquired Fund Shareholders present in person or represented by proxy at the Meeting and entitled to vote thereat also shall have the power to adjourn the Meeting from time to time if the vote required to approve or reject any proposal described in the Notice is not obtained (with proxies being voted for or against adjournment consistent with the votes for and against the proposal for which the required vote has not been obtained).

Can shareholders submit proposals for a future shareholder meeting?

The Funds are not required and do not intend to hold regular shareholder meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law or a Fund’s governing documents. Shareholders who would like to submit proposals for consideration at future shareholder meetings of the Acquired Fund (in the event the Reorganization is not completed) or the Acquiring Fund should send written proposals to Deidre E. Walsh, Secretary, 1585 Broadway, New York, NY 10036. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the applicable Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in the proxy materials for a meeting.

What happens if the Reorganization is not approved by the Acquired Fund Shareholders?

If the Reorganization is not approved by the Acquired Fund Shareholders, the Acquired Fund will continue in existence and the Acquired Fund Board will consider such other actions, if any, as it deems necessary or appropriate.

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

Comparison of the Funds’ Fees and Expenses

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. The tables show the pro forma expenses of the combined Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of June 2, 2025, as if the Reorganization were in effect for the applicable 12 month period. The fee tables do not reflect the costs associated with the Reorganization. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed.

As shown below, the Reorganization is expected to result in lower net annual operating expenses for shareholders of each class of the Acquired Fund after taking into account the Acquiring Fund’s management fee waiver which will continue for two years from the Closing Date of the Reorganization and is not expected to be extended. In addition, the Reorganization is expected to result in lower gross annual fund operating expenses for shareholders of each class of the Acquired Fund except Class R6, notwithstanding that the contractual management fee rate for the Acquiring Fund is higher than that of the Acquired Fund. Upon the expiration of the Acquiring Fund’s management fee waiver, the Acquiring Fund’s net annual fund operating expenses will increase (assuming the Acquiring Fund’s management fee waiver is not extended). However, pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund Shares. Actual expenses may vary significantly.

Acquired Fund Shareholders will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund Shares from the Reorganization.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of a Fund. You may pay fees other than the fees and expenses of a Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Acquired Fund							Pro-Forma – Acquiring Fund
	Class I	Class A		Class L	Class C	Class R6	Class IR	ETF Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	3.25%		None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None	[1]	None	1.00%[2]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund						Pro- Forma – Acquiring Fund
	Class I	Class A	Class L	Class C	Class R6	Class IR	ETF Shares
Advisory Fee/Management Fee[3]	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.55%[4]
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.50%	1.00%	None	None	None [5]
Other Expenses	0.33%[6]	0.33%[6]	0.44%[6]	0.33%[6]	0.20%[6]	15.59%[6]	0.00%[7]
Total Annual Fund Operating Expenses	0.65%[8]	0.90%[8]	1.26%[8]	1.65%[8]	0.52%[8]	15.91%[8]	0.55%[9]
Fee Waiver and/or Expense Reimbursement	0.05%[8]	0.00%	0.02%[8]	0.00%	0.00%	15.34%[8]	0.05%[9]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60%[8]	0.90%[8]	1.24%[8]	1.65%[8]	0.52%[8]	0.57%[8]	0.50%[9]

[1]	Investments in Class A shares of the Acquired Fund that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.75% that will be imposed if you sell your shares within 12 months after purchase except for certain specific circumstances. See “Shareholder Information—Share Class Arrangements” of the applicable Acquired Fund prospectus for further information about the CDSC waiver categories.

[2]	Class C CDSC for the Acquired Fund is only applicable if you sell your shares within one year after the last day of the month of purchase. See “Shareholder Information—Share Class Arrangements” of the applicable Acquired Fund prospectus for a complete discussion of the CDSC.
[3]	The contractual management fee rate for the Acquiring Fund is higher than the contractual advisory fee rate of the Acquired Fund, as discussed below in the section entitled “Comparison of the Funds’ Management.”
[4]	The Acquiring Fund’s management agreement provides that the Adviser will pay substantially all expenses of the Acquiring Fund (including expenses of the Acquiring Fund Trust relating to the Acquiring Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Acquiring Fund’s business.
[5]	The Acquiring Fund Board has approved a Rule 12b-1 plan for the Fund. Accordingly, Rule 12b-1 fees may be imposed in the future without shareholder approval. Under the Rule 12b-1 plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.
[6]	Other Expenses of the Acquired Fund have been restated to reflect current fees.
[7]	Other Expenses of the Acquiring Fund have been estimated for the current fiscal year.
[8]	With respect to the Acquired Fund, MSIM has agreed to reduce its advisory fee, its administration fee and/or reimburse the Acquired Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.60% for Class I, 0.95% for Class A, 1.24% for Class L, 1.70% for Class C, 0.57% for Class R6 and 0.57% for Class IR. The fee waivers and/or expense reimbursements will continue until at least February 28, 2026 or until such time as the Acquired Fund Board acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Total Annual Fund Operating Expenses, Fee Waiver and/or Expense Reimbursement and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect current fees.
[9]	With respect to the Acquiring Fund, the Adviser has agreed to reduce its management fee so that Total Annual Fund Operating Expenses, excluding the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Fund’s business, will not exceed 0.50%. The fee waiver will continue for two years from the Closing Date of the Reorganization or until such time as the Acquiring Fund Board acts to discontinue all or a portion of such waiver when it deems such action is appropriate. It is not expected that the fee waiver will be extended.

Expense Examples

These examples are meant to help you compare the cost of investing in the Acquiring Fund with the cost of investing in the Acquired Fund.

The examples assume that you invest $10,000 in a Fund for the time periods indicated and then sell your shares at the end of those periods. The example also assumes your investment has a 5% return each year and a Fund’s operating expenses remain the same (except that each example incorporates the Acquired Fund’s and Acquiring Fund’s fee waiver and/or expense reimbursement arrangement for only the first year and first two years, respectively). After eight years, Class C shares of the Acquired Fund generally will convert automatically to Class A shares of the Acquired Fund. The example for Class C shares of the Acquired Fund reflects the conversion to Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Acquired Fund – If You SOLD Your Shares	1 Year	3 Years	5 Years	10 Years
Class I	$61	$203	$357	$806
Class A	$414	$603	$807	$1,397
Class L	$126	$398	$690	$1,521
Class C	$268	$520	$897	$1,754
Class R6	$53	$167	$291	$653
Class IR	$58	$3,029	$5,386	$9,366
Pro Forma — Acquiring Fund	$51	$166	$297	$679

Acquired Fund – If You HELD Your Shares	1 Year	3 Years	5 Years	10 Years
Class I	$61	$203	$357	$806
Class A	$414	$603	$807	$1,397
Class L	$126	$398	$690	$1,521
Class C	$168	$520	$897	$1,754
Class R6	$53	$167	$291	$653
Class IR	$58	$3,029	$5,386	$9,366
Pro Forma — Acquiring Fund	$51	$166	$297	$679

Comparison of the Funds’ Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Fund.

During the fiscal year ended October 31, 2024, the Acquired Fund’s portfolio turnover rate was 155% of the average value of its portfolio.

Comparison of the Funds’ Investment Objectives and Principal Investment Strategies

The following summarizes the investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund. Further information about the Acquired Fund’s and Acquiring Fund’s investment objectives and strategies are contained in the prospectuses and statements of additional information of the Acquired Fund and Acquiring Fund, respectively, which are on file with the SEC. The prospectuses and statements of additional information of the Acquired Fund and Acquiring Fund are incorporated herein by reference. A copy of the Acquiring Fund Prospectus accompanies this combined Proxy Statement and Prospectus.

Investment Objectives: Both Funds seek a high level of current income as their primary investment objective. As a secondary objective, both Funds seek to maximize total return but only to the extent consistent with its primary objective.

The Acquired Fund’s investment objectives are “fundamental” (i.e., they may not be changed without shareholder approval).

The Acquiring Fund’s investment objectives may be changed by the Acquiring Fund Board without shareholder approval, but no change is anticipated. If the Acquiring Fund’s investment objectives change, the Acquiring Fund will notify shareholders and shareholders should consider whether the Acquiring Fund remains an appropriate investment in light of the change.

Principal Investment Strategies:

The Acquired Fund and Acquiring Fund have identical principal investment strategies. No changes to the Acquired Fund’s principal investment strategies are proposed with respect to the Acquiring Fund.

The principal investment strategies of the Acquired Fund and the Acquiring Fund are as follows. “The Fund” as used in the following section refers to each Fund.

The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., will allocate the Fund’s investments among the following asset classes or market segments: (1) corporate securities, (2) agency residential and commercial mortgage-backed securities, (3) non-agency residential and commercial mortgage-backed securities, (4) asset-backed securities, (5) emerging market securities, (6) convertible securities, (7) U.S. government securities and foreign sovereign debt, and (8) derivatives, including interest rate-related derivatives and currency derivatives. Securities may be rated either investment grade or below investment grade and denominated in any currency, hedged or un-hedged. The amount of the Fund’s assets committed to any one asset class or market segment will fluctuate. Under normal circumstances, the Fund may invest up to 65% of its net assets in any one asset class or market segment. The Adviser has the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund’s assets may be invested in certain groups and not others.

The Fund’s investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team’s fundamental investment analysis framework. The Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company.

The corporate securities in which the Fund will invest may include fixed-income securities issued by corporations located in or outside of the United States, certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks, commercial paper and convertible securities.

The types of mortgage-backed securities in which the Fund may invest include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMBS”) and commercial mortgage-backed securities (“CMBS”). Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). CMOs are issued in multiple classes and each class has a fixed or floating rate and a stated maturity (when a debt security provides its final payment) or final distribution date. Certain classes will have more predictable cash flows than others. The Fund may invest in any class of CMO. SMBS are derivative multi-class mortgage-backed securities. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. In addition, the Fund may invest in to-be-announced pass-through mortgage-backed securities, which settle on a delayed delivery basis (“TBAs”).

Asset-backed securities represent an interest in a pool of assets such as, but not limited to, automobile loans, credit card receivables, student loans or home equity (prime and subprime) loans that have been securitized in pass-through structures similar to mortgage-backed securities.

The Fund may invest in fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or in fixed-income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt. The Fund may also invest generally in foreign securities that are denominated in U.S. dollars or in currencies other than U.S. dollars.

In pursuit of its investment objectives, the Fund may regularly enter into currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. At times, the Fund may enter into “cross-currency” transactions involving currencies other than those in which securities held or proposed to be purchased are denominated.

In addition to its use of currency derivatives, the Fund may, but it is not required to, use derivatives and similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other similar instruments and techniques.

The Fund may invest in loan-related investments, such as public bank loans made by banks or other financial institutions and loan participations and assignments, which may be rated investment grade or below investment grade. The Fund may also invest in restricted and illiquid securities.

The Fund will maintain an average credit rating of at least investment grade (BBB- by S&P Global Ratings, a division of S&P Global Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)). Although the Fund’s average credit rating will be investment grade or higher, the Fund may invest in securities that are rated below investment grade (rated below BBB by either S&P or Fitch, or below Baa by Moody’s) or in unrated securities considered to be of comparable quality by the Adviser (often referred to as “junk” instruments). If securities are rated differently by two or more rating agencies, the highest rating will be used.

Please refer to the “Details of the Fund” and “Additional Information About Fund Investment Strategies and Related Risks – Temporary Investments” sections of the Acquired Fund’s and Acquiring Fund’s prospectuses incorporated by reference into this combined Proxy Statement and Prospectus for more information regarding the Funds’ principal investment strategies. A copy of the Acquiring Fund Prospectus accompanies this combined Proxy Statement and Prospectus.

Comparison of the Funds’ Principal Risks

The principal risks associated with an investment in the Acquired Fund and the Acquiring Fund are similar, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure. Any differences in the disclosure or description of the Funds’ principal risks are not anticipated to result in or reflect any material differences in how the Acquired Fund is currently managed compared to how the Acquiring Fund will be managed. For example, the Acquired Fund and the Acquiring Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategies and the differences may reflect a clarification of the principal risks associated with an investment in the Acquiring Fund.

Please refer to the Acquired Fund’s and Acquiring Fund’s prospectuses incorporated by reference to this combined Proxy Statement and Prospectus and Appendix B to this combined Proxy Statement and Prospectus for more information regarding risks associated with an investment in the Acquired Fund and Acquiring Fund, respectively. A copy of the Acquiring Fund Prospectus accompanies this combined Proxy Statement and Prospectus.

Comparison of the Funds’ Performance

The Acquiring Fund is a “shell” fund that has not yet commenced operations. Subject to shareholder approval of the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume the stated liabilities of the Acquired Fund and continue the business of the Acquired Fund, and therefore will have no performance history prior to the Reorganization.

Subject to shareholder approval of the Reorganization, the Acquired Fund will be the “accounting survivor” after the Reorganization. This means that the Acquiring Fund will adopt the historical investment performance and returns of Class I Shares of the Acquired Fund. The Acquired Fund’s past performance is not necessarily an indication of how the Acquiring Fund will perform in the future.

The Acquiring Fund will use the same primary benchmark index and additional index as the Acquired Fund.

Acquired Fund Performance

The bar chart and table below provide some indication of the risks of investing in the Acquired Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual total returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance and one or more additional indexes. The additional index(es) in the table provides a means to compare the Acquired Fund’s average annual total returns to a benchmark that the Adviser believes is representative of the Fund’s investment universe. The Fund changed its name from Morgan Stanley Global Fixed Income Opportunities Fund to Morgan Stanley Income Opportunities Fund effective May 30, 2025. Additionally, effective May 30, 2025, the Fund changed its primary benchmark to the Bloomberg U.S. Aggregate Index because the Adviser believes it is a more appropriate benchmark for the Fund.

Effective May 30, 2025, the Fund’s principal investment strategies changed. The performance information in the bar chart and table prior to that date reflects the Fund’s prior principal investment strategies.

The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Acquired Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Acquired Fund’s past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-869-6397.

Annual Total Returns—Calendar Years

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
-0.93%
5.32%
7.54%
0.24%
10.04%
5.10%
0.01%
-7.05%
8.48%
6.76%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

High Quarter	6/30/20	8.41%
Low Quarter	03/31/20	-7.87%

Year-to-date returns as of March 31, 2025: 1.87%

Average Annual Total Returns
(for the calendar periods ended December 31, 2024)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 7/28/97)
Return Before Taxes	6.76%	2.50%	3.43%	4.08%
Return After Taxes on Distributions[1]	4.44%	0.65%	1.65%	1.78%
Return After Taxes on Distributions and Sale of Fund Shares	3.96%	1.10%	1.84%	2.05%
Class A (commenced operations on 7/28/97)
Return Before Taxes	2.97%	1.56%	2.79%	3.67%
Class L (commenced operations on 7/28/97)
Return Before Taxes	6.01%	1.86%	2.82%	3.31%
Class C (commenced operations on 4/30/15)
Return Before Taxes	4.60%	1.46%	0.00%	2.42%[2]
Class R6 (commenced operations on 9/13/13)
Return Before Taxes	6.87%	2.59%	3.50%	3.94%
Class IR (commenced operations on 6/15/18)
Return Before Taxes	6.87%	2.56%	N/A	3.45%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses and taxes)[3]	1.25%	-0.33%	1.35%	4.03%[4]
Bloomberg Global Aggregate (Hedged USD) Index (reflects no deduction for fees, expenses or taxes)[5]	3.40%	0.48%	2.01%	4.27%[6]
Income Opportunities Blend Index (reflects no deduction for fees, expenses and taxes)[7]	3.40%	0.48%	1.40%	3.74%[6]

[1]	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
[2]	Class C shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.
[3]	The Bloomberg U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. It is not possible to invest directly in an index. Effective May 30, 2025, the Acquired Fund changed its primary benchmark from the Bloomberg Global Aggregate (Hedged USD) Index to the Bloomberg U.S. Aggregate Index because the Adviser believes the Bloomberg U.S. Aggregate Index is a more appropriate benchmark for the Acquired Fund.
[4]	Since Inception reflects the inception date of Class I shares.
[5]	The Bloomberg Global Aggregate (Hedged USD) Index provides a broad-based measure of the global investment grade fixed-rate debt markets. Currency exposure is hedged to the U.S. dollar. It is not possible to invest directly in an index.
[6]	The Income Opportunities Blend Index is a performance linked benchmark of the old benchmark represented by Bloomberg Global Aggregate Index (unhedged USD) (a benchmark that provides a broad-based measure of the global investment grade fixed rate debt markets with returns in unhedged USD) for the periods from the Acquired Fund's inception to December 31, 2016 to the prior benchmark represented by Bloomberg Global Aggregate (Hedged USD) Index for periods thereafter. It is not possible to invest directly in an index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Acquired Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or IRAs. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Comparison of the Funds’ Management

The Acquired Fund is governed by the Acquired Fund Board, which is responsible for overseeing the Acquired Fund. The Acquiring Fund is a series of the Acquiring Fund Trust. The Acquiring Fund Trust is governed by the Acquiring Fund Board, which is responsible for overseeing all business activities of the Acquiring Fund. The Board of Trustees of the Acquiring Fund Trust and of the Acquired Fund are comprised of the same individuals.

MSIM serves as the investment adviser to the Funds. MSIM, with principal offices at 1585 Broadway, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of MSIM, which is the parent of the Distributor of the Acquired Fund. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2025, MSIM, together with its affiliated asset management companies, had approximately $1.6 trillion in assets under management or supervision.

Pursuant to an Investment Management Agreement between the Acquiring Fund Trust and the Adviser (the “Acquiring Fund Management Agreement”), the Acquiring Fund will pay MSIM a management fee based on a percentage of average daily net assets. The management fee for the Acquiring Fund is as follows:

Acquiring Fund
Eaton Vance Income Opportunities ETF	0.55%

The Acquired Fund currently pays MSIM an advisory fee based on a percentage of average daily net assets. The advisory fee for the Acquired Fund is as follows:

Acquired Fund
Morgan Stanley Income Opportunities Fund	0.32%

During the twelve-month period ended October 31, 2024, the Acquired Fund paid MSIM the following effective advisory fees (net of waivers).

Acquired Fund*
Morgan Stanley Income Opportunities Fund	0.31%

*The effective advisory fee rates reflect the impact of the fee waivers that are currently in place for the Acquired Fund.

The contractual management fee rate for the Acquiring Fund is higher than the contractual advisory fee rate of the Acquired Fund. The Acquiring Fund is expected to have lower net annual operating expenses for each class of the Acquired Fund after taking into account the Acquiring Fund’s management fee waiver which will continue for two years from the Closing Date of the Reorganization and is not expected to be extended. The Acquiring Fund is also expected to have lower gross annual fund operating expenses than each class of the Acquired Fund except Class R6. Upon the expiration of the Acquiring Fund’s management fee waiver, the Acquiring Fund’s net annual fund operating expenses will increase (assuming the Acquiring Fund’s management fee waiver is not extended).

Acquiring Fund Management Agreement

Following the Reorganization, the Acquiring Fund is expected to have lower net annual fund operating expenses than those of each class of the Acquired Fund after taking into account the Acquiring Fund’s management fee waiver which will continue for two years from the Closing Date of the Reorganization and is not expected to be extended. In addition, the Acquiring Fund is expected to have lower gross annual fund operating expenses than those of each share class of the Acquired Fund except Class R6, notwithstanding that the contractual management fee rate for the Acquiring Fund is higher than that of the Acquired Fund. Upon the expiration of the Acquiring Fund’s management fee waiver, the Acquiring Fund’s net annual fund operating expenses will increase (assuming the Acquiring Fund’s management fee waiver is not extended).

The Acquiring Fund employs a unitary fee structure pursuant to which MSIM bears substantially all operating expenses of the Fund, subject to certain exceptions. MSIM has agreed to reduce its management fee so that total annual fund operating expenses of the Acquiring Fund, excluding distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Acquiring Fund’s business, will not exceed 0.50%. The fee waiver will continue for two years from the Closing Date of the Reorganization or until such time as the Acquiring Fund Board acts to discontinue all or a portion of such waiver when it deems such action is appropriate. It is not expected that the fee waiver will be extended.

Under the unitary fee structure, the Acquiring Fund’s Adviser will pay substantially all expenses of the Acquiring Fund (including expenses of the Acquiring Fund Trust relating to the Acquiring Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Acquiring Fund’s business. The imposition of the Adviser’s fees, as well as any other operating expenses not borne by the Acquiring Fund’s Adviser as described above, will have the effect of reducing the total return to investors. From time to time, the Acquiring Fund’s Adviser may waive receipt of its fees, which would have the effect of lowering the Acquiring Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

A discussion regarding the basis for the Acquiring Fund Board’s approval of the Acquiring Fund Management Agreement will be available in the Acquiring Fund’s first report filed on Form N-CSR.

Acquired Fund Advisory Agreement

Pursuant to an Investment Advisory Agreement (the “Acquired Fund Advisory Agreement”) with MSIM, the Acquired Fund has retained MSIM to manage and/or oversee the investment of the Acquired Fund’s assets, including the placing of orders for the purchase and sale of portfolio securities. The Acquired Fund pays MSIM monthly compensation calculated daily by applying the annual rate of 0.32% of the Acquired Fund’s daily net assets. The advisory fee is allocated among the classes pro rata based on the net assets of the Acquired Fund attributable to each class.

MSIM has agreed to reduce its advisory fee, its administration fee and/or reimburse the Acquired Fund, if necessary, if such fees would cause the total annual operating expenses of the Acquired Fund to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for the Acquired Fund, if any, MSIM excludes from total annual operating expenses acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Acquired Fund will continue until at least February 28, 2026 or until such time as the Acquired Fund Board acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. MSIM may make additional voluntary fee waivers and/or expense reimbursements. MSIM may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.

Expense Cap
Class I	Class A	Class L	Class C	Class R6	Class IR
0.60%	0.95%	1.24%	1.70%	0.57%	0.57%

In connection with the Reorganization, it is expected that effective on or about the first business day of the month following shareholder approval of the Reorganization, the following Acquired Fund fees will be waived: (i) the sales charge on purchases of Class A shares of the Acquired Fund; (ii) the contingent deferred sales charge (“CDSC”) on Class A and Class C shares of the Acquired Fund; (iii) the 12b-1 fees for any applicable share class of the Acquired Fund; and (iv) any finder’s fee payments applicable to any class of shares of the Acquired Fund. It is also expected that, effective on or about the first business day of the month following shareholder approval of the Reorganization, any current Letter of Intent under which Class A shares of the Acquired Fund were purchased would be considered completed. Please refer to the sections of the Shareholder Information section of the Acquired Fund Prospectuses incorporated by reference to this combined Proxy Statement and Prospectus entitled “How to Buy Shares,” “How to Exchange Shares,” “How to Sell Shares,” “Distributions,” “Frequent Purchases and Redemptions of Shares,” and “Share Class Arrangements.”

A discussion regarding the basis for the Acquired Fund Board’s approval of the Acquired Fund Advisory Agreement is available in the Acquired Fund’s report filed on Form N-CSR for the fiscal year ended October 31, 2024.

Portfolio Management

The same individuals responsible for the day-to-day portfolio management of the Acquired Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund, with the addition of one portfolio manager. Prior to May 30, 2025, the Acquired Fund received investment advisory services from a sub-adviser affiliated with MSIM and other individuals served as portfolio managers along with Michael Kushma. Effective May 30, 2025, there is no sub-adviser to the Acquired Fund.

Each Fund’s current portfolio management team is composed as follows:

Acquired Fund’s Portfolio Managers	Date Began Managing the Acquired Fund	Acquiring Fund’s Portfolio Managers
Michael Kushma* Andrew Szczurowski, CFA Brian Shaw, CFA Justin Bourgette, CFA	April 2014 May 2025 May 2025 May 2025	Michael Kushma* Andrew Szczurowski, CFA Brian Shaw, CFA Justin Bourgette, CFA Brandon Matsui, CFA

* Mr. Kushma will no longer be a portfolio manager of the Funds effective December 31, 2025.

The Acquiring Fund’s assets will be managed by members of the Fixed Income team. The team consists of portfolio managers, analysts and traders. The current members of the team who are jointly and primarily responsible for the day-to-day management of the Acquiring Fund are Michael Kushma, Justin Bourgette, CFA, Andrew Szczurowski, CFA, Brian Shaw, CFA and Brandon Matsui, CFA.

Mr. Kushma is the Chief Investment Officer of the Broad Markets team for the Adviser. He joined Morgan Stanley in 1987 and the Adviser in 1994. Mr. Szczurowski and Mr. Bourgette are Managing Directors of the Adviser, manage other funds, and have been employed by the Morgan Stanley organization for more than five years. Mr. Shaw is an Executive Director of the Adviser, manages other funds, and has been employed by the Morgan Stanley organization for more than five years. Mr. Matsui is an Executive Director of the Adviser. Prior to joining the Adviser in 2023, Mr. Matsui served as the Head of Fixed Income for DWS’ Systematic Investment Solutions group since 2016.

Each of the Acquired Fund’s and Acquiring Fund’s statements of additional information and the SAI relating to this combined Proxy Statement and Prospectus provide additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Comparison of the Funds’ Fundamental and Non-Fundamental Investment Policies

Fundamental Investment Policies

The fundamental investment policies of the Acquired Fund and the Acquiring Fund are substantially similar. However, the Acquired Fund’s investment objectives are “fundamental” (i.e., they may not be changed without shareholder approval) whereas the Acquiring Fund’s investment objectives may be changed without shareholder approval with notice to shareholders.

	Acquired Fund	Acquiring Fund
General	The investment objectives, policies and restrictions listed below have been adopted by the Acquired Fund as fundamental policies. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Acquired Fund. The 1940 Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Acquired Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. As a matter of fundamental policy, the Fund will not change its objective (unless stated otherwise in the Fund’s Prospectus).	The Acquiring Fund has adopted the following fundamental policies, which may not be changed without the approval by “vote of a majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. The 1940 Act provides that the “vote of a majority of the outstanding voting securities” of the Fund means the vote, at the annual or a special meeting of the security holders of such Fund duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such Fund, whichever is the less.
Investment Objectives	The Acquired Fund will, as a primary objective, seek a high level of current income. The Acquired Fund will, as a secondary objective, seek to maximize total return but only to the extent consistent with its primary objective.	N/A1
Commodities

The Acquired Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Acquired Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Acquired Fund from the provisions of the 1940 Act, as amended from time to time.

The Acquiring Fund may purchase or sell commodities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

1 The investment objectives of the Acquiring Fund are non-fundamental.

Real Estate	The Acquired Fund will not purchase or sell real estate or interests therein, although the Acquired Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.	The Acquiring Fund may purchase or sell real estate or any interest therein to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.
Loans	The Acquired Fund will not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Acquired Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements, or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Acquired Fund from the provisions of the 1940 Act, as amended from time to time.	The Acquiring Fund may make loans to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.
Diversification	The Acquired Fund will not invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Acquired Fund from the provisions of the 1940 Act, as amended from time to time.	The Acquiring Fund may not make any investment inconsistent with its classification as a “diversified company,” as defined in the 1940 Act or as interpreted, modified or applied by the SEC or its staff.
Borrowing	The Acquired Fund will not borrow money, except the Acquired Fund may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Acquired Fund from the provisions of the 1940 Act, as amended from time to time.	The Acquiring Fund may borrow money to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.
Underwriting	The Acquired Fund will not engage in the underwriting of securities, except insofar as the Acquired Fund may be deemed an underwriter under the 1933 Act, in disposing of a portfolio security.	The Acquiring Fund may not underwrite securities issued by others, except to the extent that the Fund may be deemed an underwriter under certain securities laws in purchasing or disposing of portfolio securities or in connection with investments in other investment companies.

Industry Concentration	The Acquired Fund will not invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.	Except as otherwise permitted by the 1940 Act or any applicable law, rule, order or interpretation, the Acquiring Fund may not purchase any security if, as a result of that purchase, more than 25% of its total assets would be invested in securities of issuers within the same industry.
Senior Securities	The Acquired Fund will not issue senior securities, except the Acquired Fund may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Acquired Fund from the provisions of the 1940 Act, as amended from time to time.	The Acquiring Fund may issue senior securities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

Non-Fundamental Investment Policies

The non-fundamental investment policies of the Acquired Fund, which may be changed by the Acquired Fund Board without shareholder approval, are listed below. The Acquiring Fund has not adopted such non-fundamental investment policies.

As a matter of non-fundamental policy, the Acquired Fund will not:

●	Invest its assets in the securities of any investment company except as may be permitted by (i) the 1940 Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

The Acquired Fund has an operating policy, which may be changed by the Acquired Fund Board, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). The Acquiring Fund is not subject to a similar policy but it is not currently anticipated that the Acquiring Fund will utilize borrowings.

Notwithstanding any other investment policy or restriction, the Acquired Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Acquired Fund.

Additional Information About the Acquiring Fund’s Investment Policies and Limitations

Summary of 1940 Act Restrictions on Certain Activities. The following is not part of the fundamental policies of the Acquiring Fund, but provides additional information regarding certain of these policies. Certain of the Acquiring Fund’s fundamental policies set forth above permit the Acquiring Fund to make investments or engage in transactions to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation, or prohibit transactions except to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation. To the extent the 1940 Act or the rules, orders, or interpretations thereunder may, in the future, be amended or otherwise revised to provide greater flexibility, or to the extent the SEC may in the future grant exemptive relief providing greater flexibility, the Acquiring Fund will be able to use that flexibility without seeking shareholder approval of its fundamental policies. Similarly, with respect to the Acquiring Fund’s fundamental investment policy regarding diversification, the Fund may rely on greater flexibility provided by the 1940 Act or interpretations, modifications or as applied by the SEC or its staff.

●	Concentration – According to the present interpretation by the SEC, a fund has concentrated its investments in the securities of issuers primarily engaged in any particular industry if the fund’s holdings in the securities in such issuers comprise more than 25% of the fund’s total assets. These limits do not apply to securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

●	Borrowing money – The 1940 Act permits the Acquiring Fund to borrow up to 33 1⁄3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources. The borrowings subject to these limits include borrowings through reverse repurchase agreements and similar financing transactions unless the Acquiring Fund has elected to treat all such transactions as derivatives transactions for purposes of the SEC rule allowing the Acquiring Fund to enter into reverse repurchase agreements and similar financing transactions.

●	Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits an open-end fund from issuing senior securities other than certain borrowings from a bank, but an SEC rule allows the Acquiring Fund to engage in certain types of transactions (such as short sales, buying and selling financial futures contracts and other derivative instruments and selling put and call options) notwithstanding this prohibition and deems certain when issued, forward-settling and non-standard settlement cycle securities transactions not to involve a senior security, subject to compliance with the conditions of the rule. The fundamental policy relating to senior securities allows the Acquiring Fund to operate in reliance upon this rule.

●	Real Estate – The Acquiring Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Acquiring Fund from investing in: (i) securities or other instruments backed by real estate or interests in real estate, (ii) securities or other instruments of issuers or entities that deal in real estate or are engaged in the real estate business, (iii) real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. countries or (iv) real estate or interests in real estate acquired through the exercise of its rights as a holder of securities secured by real estate or interests therein.

●	Making loans (Lending) – Under the 1940 Act, an open-end fund may loan money or property to persons who do not control and are not under common control with the Acquiring Fund, except that the Acquiring Fund may make loans to a wholly-owned subsidiary. In addition, the SEC staff takes the position that the Acquiring Fund may not lend portfolio securities representing more than one-third of such Acquiring Fund’s total asset value. The Acquiring Fund must receive from the borrower collateral at least equal in value to the loaned securities, marked to market daily.

●	Diversification – Under the 1940 Act, a “diversified” Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. A “non-diversified” Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund.

The percentage limitations contained in the fundamental policies apply at the time of purchase of securities. Unless otherwise required by the 1940 Act (as is the case with borrowing), a later change in percentage resulting from changes in the value of the Fund’s assets or in total or net assets of the Fund will not be considered a violation of the restriction and the sale of securities will not be required. Future portfolios of the Trust may adopt different limitations.

Tax Diversification. Whether diversified or non-diversified, the Acquiring Fund will satisfy the diversification requirements for tax treatment as a regulated investment company (“RIC”). As a result, the Acquiring Fund will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Acquiring Fund’s total assets is represented by cash (including cash items and receivables), U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or of one or more “qualified” publicly traded partnerships.

Unusual Market Conditions. The investment policies, limitations or practices of the Acquiring Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Acquiring Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

Additional Information About the Acquired Fund’s Investment Policies and Limitations

For purposes of the Acquired Fund’s fundamental and non-fundamental limitations, (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowings; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing.

The investment policies, limitations or practices of the Acquired Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Acquired Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

Comparison of the Funds’ Income and Capital Gain Distribution Policies

The distribution policies of the Acquired Fund are the same as the Acquiring Fund with respect to the timing of distributions. Each Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of a monthly dividend and to distribute net realized capital gains, if any, at least annually. The dividends from net investment income, if any, are declared monthly for each Fund.

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Where can I find more financial and performance information about the Funds?

Additional information is available in the Acquired Fund’s prospectus, statement of additional information, Shareholder Reports, and annual and semi-annual financial statements, as applicable, as well as in the Acquiring Fund’s prospectus and statement of additional information. Because the Acquiring Fund has not yet commenced operations, financial statements for the Acquiring Fund are not available but additional information is available in the statement of additional information related to this combined Proxy Statement and Prospectus.

Each of the Acquired Fund’s prospectus and the Acquiring Fund’s prospectus is incorporated herein by reference and is legally deemed to be part of this combined Proxy Statement and Prospectus. A copy of the Acquiring Fund Prospectus accompanies this combined Proxy Statement and Prospectus.

Each of the Acquired Fund’s statement of additional information, the Acquiring Fund’s statement of additional information and the SAI relating to this combined Proxy Statement and Prospectus also is incorporated herein by reference and is legally deemed to be part of this combined Proxy Statement and Prospectus.

To the extent available, the applicable prospectuses, statements of additional information, Shareholder Reports, and Annual and Semi-Annual Financial Statements and Additional Information on Form N-CSR of the Acquired Fund and Acquiring Fund, have been filed with the SEC and are available, free of charge, by (i) calling toll-free at 1-800-869-6397, (ii) accessing the documents at the Funds’ website at https://www.morganstanley.com/im, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

After careful consideration of factors deemed relevant to MSIM, including the potential impact of the Reorganization on different subsets of the Acquired Fund Shareholders, MSIM proposed to the Acquired Fund Board, at a meeting held April 23-24, 2025, that the Acquired Fund be reorganized into the Acquiring Fund because of certain benefits associated with the ETF structure, which MSIM believes will better serve the interests of shareholders. In addition, MSIM believes that the Reorganization presents attractive opportunities for growth for the Acquired Fund as Acquiring Fund in light of its expected positioning as an ETF within its investment category, and is intended to expand MSIM’s ability to deliver more of its investment capabilities in the ETF vehicle. MSIM believes that there is the potential for enhanced growth for the Acquired Fund as Acquiring Fund based on MSIM’s assessment of the ETF market for these strategies, taking into account, among other factors, peers, trends and demands in its investment category, and the benefits of such growth.

Following the Reorganization, the Acquiring Fund is expected to have lower net annual fund operating expenses than those of each class of the Acquired Fund after taking into account the Acquiring Fund’s management fee waiver which will continue for two years from the Closing Date of the Reorganization and is not expected to be extended. In addition, the Acquiring Fund is expected to have lower gross annual fund operating expenses than those of each share class of the Acquired Fund except Class R6, notwithstanding that the contractual management fee rate for the Acquiring Fund is higher than that of the Acquired Fund. Upon the expiration of the Acquiring Fund’s management fee waiver, the Acquiring Fund’s net annual fund operating expenses will increase (assuming the Acquiring Fund’s management fee waiver is not extended).

MSIM has agreed to reduce its management fee so that total annual fund operating expenses of the Acquiring Fund, excluding distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Acquiring Fund’s business, will not exceed 0.50%. The fee waiver will continue for two years from the Closing Date of the Reorganization or until such time as the Acquiring Fund Board acts to discontinue all or a portion of such waiver when it deems such action is appropriate. It is not expected that the fee waiver will be extended. Accordingly, shareholders are anticipated to benefit directly from the expected lower net annual fund operating expenses after taking into account the Acquiring Fund’s management fee waiver.

Current shareholders of each class of the Acquired Fund also are expected to benefit from the potential for greater tax efficiency with the ETF structure with respect to the management of capital gains distributions. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allow ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund. However, given that the Acquiring Fund will effect some or all of its creations and redemptions in cash rather than in-kind, a shareholder will not benefit from the greater tax efficiency of the ETF structure to the same extent as a shareholder of an ETF that effects all of its creations and redemptions in-kind.

Relatedly, ETFs typically do not have to maintain as large cash positions or sell as many securities to meet redemption requests as mutual funds. Accordingly, the Acquiring Fund may operate with less cash and incur lower transaction costs than the Acquired Fund.

Moreover, ETFs that use their creation and redemption process to acquire securities in-kind and redeem securities in-kind are generally able to externalize certain transaction costs (brokerage fees, commissions, spreads) that traditional open-end funds incur in the ordinary course of their investment activities. These transaction costs can impact a fund’s performance. Accordingly, shareholders of the Acquiring Fund may also benefit from a reduction in certain transaction costs that are incurred by the Acquired Fund. However, shareholders may bear certain costs with respect to buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as Acquired Fund Shareholders.

In addition, shareholders are expected to benefit from the secondary market liquidity of the Acquiring Fund. Acquired Fund Shareholders can only purchase or redeem shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund. This NAV is calculated once per business day. Shareholders of the Acquiring Fund, however, will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This flexibility will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than once a day.

Shareholders will also gain the additional benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. Currently, the Acquired Fund only provides periodic disclosure of its complete portfolio holdings. Following the Reorganization, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website.

Please refer to Appendix E to this combined Proxy Statement and Prospectus for information regarding the existing and pro forma capitalization of the Funds. To the extent applicable, Appendix F to this combined Proxy Statement and Prospectus describes any material interest, direct or indirect, by security holdings or otherwise, of any affiliated person of the Acquiring Fund Trust in the Reorganization.

Board Considerations

At various meetings held in 2025, the Acquired Fund Board considered the Reorganization proposed by MSIM, and approved the Reorganization and Plan at the meeting held April 23-34, 2025. In considering the Reorganization and Plan, the Acquired Fund Board considered information from the officers of the Acquired Fund and representatives of MSIM regarding the Reorganization, including: (1) the investment objectives, principal investment strategies, and fundamental investment policies of the Acquired Fund and the Acquiring Fund, including certain changes to the Acquired Fund, which went into effect on May 30, 2025; (2) a comparison of the fees and expenses of the Acquired Fund and the Acquiring Fund; (3) the proposed plans for ongoing management, distribution, and operation of the Acquiring Fund; (4) the management and business of MSIM and its affiliates; (5) the impact of the Reorganization on the Acquired Fund and Acquired Fund Shareholders, including different subsets of Acquired Fund Shareholders; (6) the historical outflows of the Acquired Fund; and (7) the specific terms of the Plan.

In approving the Reorganization and Plan and recommending that Acquired Fund Shareholders vote to approve the Reorganization, the Acquired Fund Board, which is comprised solely of Independent Trustees, unanimously determined that (i) participation in the Reorganization is in the best interests of the Acquired Fund and (ii) the interests of the existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization. The Board’s determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

In making these determinations, the Acquired Fund Board, including all of the Independent Trustees, with the assistance of independent legal counsel, carefully considered and weighed various factors, including the potential benefits and costs of the Reorganization to the Acquired Fund Shareholders. These considerations included the following:

●	The Acquired Fund and the Acquiring Fund have identical investment objectives and principal investment strategies. The Acquired Fund and the Acquiring Fund have substantially similar fundamental investment policies. However, the Acquired Fund’s investment objectives are “fundamental” (i.e., they may not be changed without shareholder approval) whereas the Acquiring Fund’s investment objectives may be changed without shareholder approval with notice to shareholders.

●	At a meeting held on March 12-13, 2025, the Acquired Fund Board approved certain changes to the Acquired Fund, which went into effect on May 30, 2025, including: (i) changing the Acquired Fund’s name from “Morgan Stanley Global Fixed Income Opportunities Fund” to “Morgan Stanley Income Opportunities Fund”; (ii) implementing certain changes to the Acquired Fund’s principal investment strategies, including, but not limited to, removing the Acquired Fund’s non-fundamental investment policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of fixed-income securities and adding a minimum average credit quality for the Acquired Fund of BBB- or higher as rated by S&P Global Ratings Group or Fitch Ratings, Inc. or Baa3 or higher as rated by Moody's Investors Service, Inc.; and (iii) terminating the Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited with respect to the Acquired Fund. Changes to the Acquired Fund’s portfolio management team also went into effect on May 30, 2025.

●	The risks associated with an investment in the Acquired Fund and the Acquiring Fund are similar, except that shareholders of the Acquiring Fund would also be subject to risks related to the Acquiring Fund’s ETF structure, as discussed below.

●	As a result of the proposed Reorganization, shareholders of each class of the Acquired Fund can expect to experience lower net annual operating expenses after taking into account the Acquiring Fund’s management fee waiver which will continue for two years from the Closing Date of the Reorganization and is not expected to be extended. In addition, shareholders of each class of the Acquired Fund except Class R6 except are expected to experience lower gross annual fund operating expenses as a percentage of average daily net assets. Upon the expiration of the Acquiring Fund’s management fee waiver, the Acquiring Fund’s net annual fund operating expenses will increase (assuming the Acquiring Fund’s management fee waiver is not extended).

●	MSIM has agreed to reduce its management fee so that total annual fund operating expenses of the Acquiring Fund, excluding distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Acquiring Fund’s business, will not exceed 0.50%. The fee waiver will continue for two years from the Closing Date of the Reorganization or until such time as the Acquiring Fund Board acts to discontinue all or a portion of such waiver when it deems such action is appropriate. It is not expected that the fee waiver will be extended.

●	The Acquired Fund Board also considered that the Acquiring Fund employs a unitary fee structure pursuant to which MSIM bears substantially all operating expenses of the Acquiring Fund (including expenses of the Acquiring Fund Trust relating to the Acquiring Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Acquiring Fund’s business.

●	MSIM is the investment adviser to the Acquired Fund and serves as the investment adviser to the Acquiring Fund, and MSIM does not anticipate that the Reorganization will result in any decline in the level of services from that which has historically have been provided to the Acquired Fund. The same individuals responsible for the day-to-day portfolio management of the Acquired Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund, with the addition of one portfolio manager. The Acquired Fund Board considered that prior to May 30, 2025, the Acquired Fund received investment advisory services from a sub-adviser affiliated with MSIM and other individuals served as portfolio managers along with one of the current portfolio managers.

●	Similar to the Acquired Fund, the Acquiring Fund will use the Bloomberg U.S. Aggregate Index as its primary benchmark.

●	The Acquired Fund will pay the full costs associated with the Reorganization (including the legal costs associated with the Reorganization) and any transaction costs incurred by the Acquired Fund related to the disposition and acquisition of assets as part of the Reorganization. The Acquired Fund Board also considered information regarding the anticipated cost savings associated with operating in the ETF structure.

●	If the Reorganization is not consummated, MSIM will pay for the full costs associated with the Reorganization.

●	The Acquired Fund Board considered the rationale for the cost allocations with respect to the Reorganization.

●	MSIM’s view that, because of the Acquired Fund’s current and the Acquiring Fund’s expected trading strategies and portfolio characteristics, there is no material risk that full daily transparency should allow third parties to gain insight into the Acquiring Fund’s trading patterns in a way that would be harmful to the Acquiring Fund or its shareholders.

●	In connection with the Reorganization, it is expected that effective on or about the first business day of the month following shareholder approval of the Reorganization, the following Acquired Fund fees will be waived: (i) the sales charge on purchases of Class A shares of the Acquired Fund; (ii) the contingent deferred sales charge (“CDSC”) on Class A and Class C shares of the Acquired Fund; (iii) the 12b-1 fees for any applicable share class of the Acquired Fund; and (iv) any finder’s fee payments applicable to any class of shares of the Acquired Fund. It is also expected that, effective on or about the first business day of the month following shareholder approval of the Reorganization, any current Letter of Intent under which Class A shares of the Acquired Fund were purchased would be considered completed.

●	Acquired Fund Shareholders must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund, and if a shareholder does not hold their shares of the Acquired Fund through that type of brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated. The shareholder will receive cash, which will be equal in value to the aggregate NAV of their Acquired Fund Shares calculated as of the Closing Date of the Reorganization. If a shareholder holds shares of the Acquired Fund through a fund direct IRA and does not take action prior to the Reorganization, the shareholder’s Acquired Fund Shares will be exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate NAV of the IRA Shareholder’s Acquired Fund Shares. Alternatively, if a shareholder holds their shares of the Acquired Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, the financial intermediary may transfer the shareholder’s investment in the Acquired Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of an investment and return of cash, or the transfer of an investment, may be subject to fees and expenses and may also be subject to tax. The Trustees considered the estimated number of current Acquired Fund Shareholders that may not be eligible to receive Acquiring Fund shares as part of the Reorganization and the potential impact on such shareholders. The Trustees also considered that MSIM has implemented a communications plan intended to provide significant notice to shareholders so that they may enter into appropriate arrangements prior to the Reorganization. As part of this communications plan, MSIM will communicate with Acquired Fund Shareholders on the potential implications of the Reorganization, including the need to have a brokerage account in place prior to the Reorganization.

●	The Reorganization is intended to be a tax-free reorganization.

●	Shares of the Acquiring Fund and, in some cases, cash, that would be received by the Acquired Fund Shareholders in the exchange will be equal in the aggregate to the aggregate NAV of their shares of the Acquired Fund on the Closing Date of the Reorganization, as determined using the valuation procedures for the Acquired Fund.

●	The Acquiring Fund does not issue fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, in which case, the cash payment may be taxable.

●	The alternatives available for Acquired Fund Shareholders, including the ability to redeem or exchange their shares of the Acquired Fund prior to the Reorganization without being subject to any Fund-imposed fees.

●	Current Acquired Fund Shareholders are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. However, given that the Acquiring Fund will effect some or all of its creations and redemptions in cash rather than in-kind, a shareholder will not benefit from the greater tax efficiency of the ETF structure to the same extent as a shareholder of an ETF that effects all of its creations and redemptions in-kind.

●	Current Acquired Fund Shareholders would have the opportunity to vote on the Reorganization and may also redeem their shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus, without being subject to any Fund-imposed fees.

●	Potential benefits to MSIM in expanding its ETF line-up and potential conflicts of interest around such benefits.

●	The unitary management fee rate was set at a level to anticipate economies of scale at lower asset levels before economies of scale are achieved (if ever). The Acquired Fund Board also considered that the unitary management fee structure inherently reflects certain economies of scale because the management fee rate is fixed at a competitive level over the contract period and therefore the management fee rate paid by the Acquiring Fund will not increase in the future even if the Acquiring Fund’s operating costs rise and assets remain flat or decrease. The Acquired Fund Board also considered that increases in the Acquiring Fund’s assets would not lead to a reduction to the unitary management fee rate paid by the Acquiring Fund in the future even if economies of scale were achieved.

Based upon its evaluation of the factors and information deemed relevant to the Acquired Fund Board, the Acquired Fund Board unanimously approved the Reorganization and Plan and recommended that Acquired Fund Shareholders vote to approve the Reorganization. In connection with its approval, the Acquired Fund Board determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this combined Proxy Statement and Prospectus, for complete terms and conditions of the Plan.

How will the Reorganization be implemented?

The Reorganization will take place after various conditions are satisfied, including approval by Acquired Fund Shareholders, or waived. The Reorganization will take place on or about the Closing Date, November 7, 2025.

The Plan provides for the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund and shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled, except as noted below, in complete liquidation of the Acquired Fund. Pursuant to the Plan, the assets of the Acquired Fund that will be transferred to the Acquiring Fund do not include the sum of the values of: (i) the cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (ii) the cash to be distributed to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; and (iii) the shares held by IRA Shareholders. The value of the assets of the Acquired Fund will be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the Closing Date or on the business day immediately preceding the Closing Date and after the payment or declaration of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date as may be mutually agreed upon in writing by the parties thereto (such time and date being hereinafter called the “Valuation Date”), all in accordance with the valuation procedures for the Acquired Fund, as well as the Acquired Fund’s Prospectus and statement of additional information, each as may be supplemented, and customary procedures for determining the net asset value of a share of an open-end investment company that is registered under the 1940 Act.

Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account and the Acquired Fund Shareholder would receive cash in lieu of fractional shares. If a shareholder does not hold their shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated. The shareholder will receive cash, which will be equal in value to the aggregate NAV of their Acquired Fund Shares calculated as of the Closing Date of the Reorganization. If a shareholder holds shares of the Acquired Fund through a fund direct IRA, the shareholder’s Acquired Fund Shares will be exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate NAV of the IRA Shareholder’s Acquired Fund Shares unless the shareholder provides alternative direction prior to the final date to exchange shares of the Acquired Fund. The final date to exchange shares of the Acquired Fund is the second business day immediately preceding the Closing Date. Alternatively, if a shareholder holds their shares of the Acquired Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, a financial intermediary may transfer the shareholder’s investment in the Acquired Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

After shares of the Acquiring Fund are distributed to the Acquired Fund Shareholders, the Acquired Fund will be completely liquidated and dissolved. As soon as reasonably practicable following the winding up of the Acquired Fund’s affairs, the Acquired Fund will file an application pursuant to Section 8(f) of the 1940 Act to deregister as an investment company and any documents necessary to terminate the Acquired Fund’s existence under state law, thereupon being terminated. As a result of the Reorganization, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund, other than as described in this combined Proxy Statement and Prospectus and the Plan. This exchange (or redemption of Acquired Fund Shares in some cases) will occur on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The Reorganization is anticipated to occur after the close of trading on or about November 7, 2025.

The Closing Date is subject to change. The Acquired Fund will publicly disclose any changes to the Closing Date.

The parties may agree to amend the Plan in writing. If the Acquiring Fund Trust and the Acquired Fund so agree, the Plan may be terminated or abandoned for the Reorganization at any time before the Reorganization.

The Acquiring Fund Trust and the Acquired Fund will make representations and warranties in the Plan that are customary in matters such as the Reorganization. The Plan contains a number of conditions precedent that must occur before the Acquired Fund or Acquiring Fund is obligated to proceed with the Reorganization. One of these conditions requires that the Acquiring Fund Trust and the Acquired Fund shall have received a tax opinion from Dechert as described below that the consummation of the Reorganization will not result in the recognition of gain or loss for federal income tax purposes for the Acquired Fund, the Acquiring Fund or their shareholders (other than gain from cash received in lieu of fractional Acquiring Fund Shares or cash received for certain Acquired Fund Shareholders whose investment is liquidated). Different tax considerations apply to you if you hold your shares of the Acquired Fund through a fund direct IRA and exchange your Acquired Fund Shares for R Shares of Morgan Stanley U.S. Government Money Market Trust, or if you do not hold your shares of the Acquired Fund via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and will therefore have your investment liquidated.

Although MSIM does not anticipate that the Reorganization will be terminated, if the Reorganization is terminated, Acquired Fund Shareholders would be notified of the change and the Acquired Fund would continue to operate as a mutual fund. In such circumstances, the Acquired Fund Board will consider such other actions, if any, as it deems necessary or appropriate.

Who will pay the expenses of the Reorganization?

The Acquired Fund will pay the full costs associated with the Reorganization (including the legal costs associated with the Reorganization) and any transaction costs incurred by the Acquired Fund related to the disposition and acquisition of assets as part of the Reorganization. No repositioning is anticipated in connection with the Reorganization, aside from that which occurs as part of the normal day-to-day management of the Funds’ portfolios and in connection with shareholder purchases and redemptions.

If the Reorganization is not consummated, MSIM will pay for the full costs associated with the Reorganization.

The costs of the Reorganization include, but are not limited to, preparation and filing of the Registration Statement and printing and distribution of the combined Proxy Statement and Prospectus, legal fees, accounting fees, and securities registration fees. Transaction costs related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be considered costs of the Reorganization for this purpose. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

The following table sets forth the estimated cost of the Reorganization, the estimated cost associated with the solicitation of proxies for such Reorganization, and who will bear such costs. “Cost of Proxy Solicitation” reflects the estimated fees to be paid to the proxy solicitor and is included in “Cost of Reorganization.”

Cost of Reorganization	Cost of Proxy Solicitation	Party that will Bear Costs
$353,921	$15,000	Acquired Fund

In addition, the Acquired Fund will pay any transaction costs incurred by such Fund related to the disposition and acquisition of assets as part of the Reorganization, if any. The Acquiring Fund will pay any transaction costs incurred by such Fund related to the disposition and acquisition of assets following the Reorganization.

The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of the Acquired Fund or officers and regular employees of MSIM and its affiliates, without special compensation therefor. In addition, the Acquired Fund may employ EQ Fund Solutions, LLC as the proxy solicitor to provide proxy solicitation services in connection with the Meeting. As proxy solicitor, EQ Fund Solutions, LLC may assist with mailing and transmitting the combined Proxy Statement and Prospectus and related materials, tabulate votes that are received, provide Internet and touchtone voting services and make telephone calls to shareholders to remind them to vote.

What are the tax consequences of the Reorganization?

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Acquired Fund Shareholders that have their Acquired Fund Shares exchanged for Acquiring Fund Shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an IRA or qualified retirement plan and to the IRA Shareholders whose Acquired Fund Shares are exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust, or shareholders who do not hold their shares of the Acquired Fund via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and will therefore have their investment liquidated.

The Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of the Reorganization, Dechert will deliver an opinion (“Tax Opinion”) to the Acquiring Fund Trust and the Acquired Fund to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Acquired Fund and Acquiring Fund) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for federal income tax purposes:

●	The Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);

●	No Fund will recognize any gain or loss as a direct result of the Reorganization;

●	The Acquired Fund Shareholders will not recognize any gain or loss on the exchange of their Acquired Fund Shares for Acquiring Fund Shares, except with respect to cash received, if any;

●	The aggregate tax basis in Acquiring Fund Shares that the Acquired Fund shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Acquired Fund Shares the shareholder holds immediately before the Reorganization (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Fund Shares that the Acquired Fund shareholder receives pursuant to the Reorganization will include the holding period for the Acquired Fund Shares the shareholder holds immediately before the Reorganization, provided that the shareholder holds the shares as capital assets at the time of the Reorganization;

●	The Acquiring Fund’s tax basis in each asset the Acquired Fund transfers to it will be the same as the Acquired Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefore immediately after the Reorganization; and

●	The Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, as to the IRA Shareholders exchanging their Acquired Fund Shares for R Shares of U.S. Government Money Market Trust, and as to the shareholders who do not hold their Acquired Fund Shares via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization was consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund Shares and the fair market value of the shares of the Acquiring Fund it received.

Different tax considerations apply to IRA Shareholders exchanging their Acquired Fund Shares for R Shares of U.S. Government Money Market Trust. Exchanges within an IRA will generally not result in the current recognition of a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income. In addition, shareholders who do not hold their Acquired Fund Shares via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date may also experience tax consequences if their investment is liquidated and the cash value of their Acquired Fund Shares is returned to them or if their Acquired Fund Shares are transferred to a different investment option. In some cases, the liquidation of a shareholder's investment and return of cash, or the transfer of a shareholder's investment, may be subject to tax. Shareholders should consult their tax advisors.

The tax year of the Acquired Fund is expected to continue with the Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover (including sales of securities to fund shareholder redemptions, if any) prior to the Reorganization may be distributed prior to the Reorganization or be carried over to the Acquiring Fund. If the Reorganization were to end the tax year of the Acquired Fund (which is not the intended or expected plan as of the date of this combined Proxy Statement and Prospectus), it would accelerate distributions to shareholders from the Acquired Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, such Acquired Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. In addition, even if its tax year is expected to continue with the Acquiring Fund, the Acquired Fund, if determined to be preferable, may declare a distribution to shareholders prior to Reorganization.

The tax year for the Acquired Fund is October 31. Following the Reorganization, the tax year for the Acquiring Fund will become September 30.

General Limitation on Losses. Assuming the Reorganization qualifies as tax-free reorganizations, as expected, the Acquiring Fund will succeed to the tax attributes of the Acquired Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Acquired Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Acquired Fund will be available to offset future gains recognized by the Acquiring Fund. Capital losses of the Acquired Fund may be carried forward indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of the Reorganization, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Acquired Fund as a result of the Reorganization.

Thus, the Reorganization is not expected to result in any limitation on the use by the Acquiring Fund of the Acquired Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Acquired Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund Shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

As of October 31, 2024, the Acquired Fund had available for federal income tax purposes unused short-term and long-term capital losses of $19,688,540 and $40,446,171, respectively, that do not have an expiration date. To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Acquired Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended October 31, 2024, the Acquired Fund utilized capital loss carryforwards for U.S. federal income tax purposes of $0.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Purchase and Sale of Fund Shares

Individual shares of the Acquiring Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Acquiring Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay for shares (bid) and the lowest price a seller is willing to accept for shares (ask) (the “bid-ask spread”) when buying or selling shares in the secondary market.

Recent information, including information about the Acquiring Fund’s NAV, market price, premiums and discounts, and bid-ask spreads (when available), will be available on the Acquiring Fund’s website at www.eatonvance.com.

Tax Information

The Acquiring Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Acquiring Fund through a broker-dealer or financial intermediary (such as a bank), the Adviser and/or the Acquiring Fund Distributor may pay the financial intermediary for the sale of Acquiring Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Acquiring Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Premium/Discount Information

The Acquiring Fund has not yet commenced operations and, therefore, does not have information about the differences between the Acquiring Fund’s daily market price on NYSE Arca and its NAV. Information regarding how often the closing trading price of the shares of the Acquiring Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Acquiring Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Acquiring Fund, if shorter) will be available at NYSE Arca.

Continuous Offering Information

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Acquiring Fund Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the listing exchange is satisfied by the fact that the prospectus is available at the listing exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

OTHER SERVICES PROVIDED

Administrator. MSIM, 1585 Broadway, New York, NY 10036, serves as the administrator for the Acquired Fund. In its capacity as administrator, MSIM receives the following annual fee from the Acquired Fund for administration services: 0.08% of the Fund’s average daily net assets.

JPMorgan, located at 1111 Polaris Parkway Columbus, OH 43240, serves as the administrator for the Acquiring Fund.

Sub-Administrator. Under an agreement between MSIM and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Acquired Fund. For such services, MSIM pays State Street a portion of the administrative fee MSIM receives from the Acquired Fund. MSIM supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers of the Acquired Fund and Acquired Fund Board.

Distributors. Morgan Stanley Distribution, Inc., 1585 Broadway, New York, NY 10036, is the Distributor of the Acquired Fund’s shares.

Foreside Fund Services, LLC with principal offices at 3 Canal Plaza Suite 100, Portland, ME 04101, is the Distributor of the Acquiring Fund’s shares.

Transfer Agents. SS&C GIDS, 80 Lamberton Road, Windsor, CT 06095, serves as the transfer agent for the Acquired Fund. As transfer agent, SS&C GIDS is also responsible for maintaining account records, detailing the ownership of Acquiring Fund Shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

Eaton Vance Management is the co-transfer agent with respect to the Acquired Fund. Eaton Vance Management is a registered transfer agent and operates the Acquired Fund’s call center. In connection therewith, Eaton Vance Management performs certain transfer agency services related to processing and relaying purchase and redemption orders to SS&C GIDS, the Acquired Funds' transfer agent. The Acquired Fund bears the costs associated with Eaton Vance Management’s provision of these transfer agency services.

JPMorgan, located at 1111 Polaris Parkway Columbus, OH 43240, serves as the transfer agent for the Acquiring Fund.

Custodian. State Street Bank and Trust Company, One Congress Street, Boston, MA 02114, is custodian of the Acquired Fund’s investments.

JPMorgan, located at 1111 Polaris Parkway Columbus, OH 43240, acts as the custodian of the Acquiring Fund’s investments.

Acquired Fund/Acquiring Fund Trust Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, is counsel to the Funds.

Independent Registered Public Accounting Firm. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm to the Funds.

The Acquired Fund’s audited financial statements for the fiscal year ended October 31, 2024, including notes thereto, and the report of Ernst & Young LLP, an independent registered public accounting firm, are incorporated into the SAI relating to this combined Proxy Statement and Prospectus by reference to the Acquired Fund’s report on Form N-CSR for the fiscal year ended October 31, 2024.

ADDITIONAL INFORMATION

Only one combined Proxy Statement and Prospectus may be delivered to multiple shareholders sharing an address, unless a Fund has received contrary instructions. The Acquired Fund will furnish, upon written or oral request, a separate copy of the combined Proxy Statement and Prospectus to a shareholder at a shared address to which a single combined Proxy Statement and Prospectus was delivered. Requests for a separate combined Proxy Statement and Prospectus, and notifications to a Fund that a shareholder wishes to receive separate copies in the future, should be made in writing to that Fund, 1585 Broadway, New York, New York 10036, or by calling toll-free 1 (800) 869-6397. Multiple shareholders who are sharing an address and currently receive multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free 1 (800) 869-6397.

The Acquired Fund Board knows of no business, other than that set forth in the Notice, to be presented for consideration at the Meeting. However, the combined Proxy Statement and Prospectus confers discretionary authority upon the persons named as proxies on the enclosed proxy card to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

Please refer to Appendix D for a discussion regarding the rights of shareholders under the organizational documents of the Acquired Fund and Acquiring Fund Trust and the laws of the state under which each is organized.

FINANCIAL HIGHLIGHTS

The Acquiring Fund has no performance history as of the date of this combined Proxy Statement and Prospectus. The Acquiring Fund will adopt the financial history of Class I Shares of the Acquired Fund following the Reorganization.

For the Acquired Fund, the financial highlights are included in the Acquired Fund’s prospectuses, which are incorporated by reference herein. The financial highlights for the Acquired Fund have been audited by Ernst & Young LLP, whose report, along with the Acquired Fund’s audited financial statements, are included in the Acquired Fund’s report filed on N-CSR for the fiscal year ended October 31, 2024. The financial highlights are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of that Fund’s operations, as indicated by the table.

In addition, for the Acquired Fund, the unaudited financial statements for the six-month period ended April 30, 2025 are included in the Acquired Fund’s report filed on Form N-CSR, which are incorporated by reference herein. The unaudited financial highlights included in such semi-annual report are attached as Appendix C to this combined Proxy Statement and Prospectus.

Further information about the Acquired Fund’s performance is contained in the Acquired Fund’s Shareholder Reports and the Acquired Fund’s financial statements. The Acquired Fund will furnish, without charge, a copy of its most recent Shareholder Reports or financial statements and additional information included in the Fund’s report filed on Form N-CSR to any shareholder upon request.

APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of [ ], 2025, by and between MORGAN STANLEY INCOME OPPORTUNITIES FUND (the “Acquired Fund”), a Massachusetts business trust, and Morgan Stanley ETF Trust (“Acquiring Fund Trust”), a Delaware statutory trust, on behalf of the Eaton Vance Income Opportunities ETF (the “Acquiring Fund”).

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” and the transactions described in this Agreement are intended to be governed by Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (“Reorganization”) will consist of the transfer by Acquired Fund to Acquiring Fund of substantially all of the assets of Acquired Fund in exchange for (i) the assumption by Acquiring Fund of all stated liabilities of Acquired Fund and shares of Acquiring Fund (the “Acquiring Fund Shares”); and (ii) after the Closing Date hereinafter referred to (a) Acquiring Fund Shares will be distributed to the shareholders of Acquired Fund (“Acquired Fund Shareholders”) who hold shares of Acquired Fund (“Acquired Fund Shares”) through a brokerage account that can accept Acquiring Fund Shares; (b) cash, which will be distributed to such Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (c) with respect to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares (“Cash-Out Shareholders”), the distribution of cash equal to the aggregate net asset value of the Acquired Fund Shares held by such Cash-Out Shareholders; and (d) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares through a fund direct individual retirement account (“IRA”, and such shareholders, “IRA Shareholders”), the exchange of Acquired Fund Shares for Class R Shares of Morgan Stanley U.S. Government Money Market Trust, equal in value to the aggregate net asset value of such Acquired Fund Shares held by such IRA Shareholders, in complete liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Fund Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Acquiring Fund or the Acquired Fund, has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of any existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Acquired Fund, including a majority of the trustees who are not “interested persons” as defined in the 1940 Act of the Acquiring Fund or the Acquired Fund, has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. The Reorganization and Liquidation of Acquired Fund

1.1. Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Acquired Fund agrees to sell, assign, convey, and otherwise transfer and deliver substantially all of the Acquired Fund Assets, as defined in paragraph 1.2, except for the sum of the values in subparagraphs (a)(i)-(iii) of this paragraph 1.1, to the Acquiring Fund, and Acquiring Fund Trust, on behalf of the Acquiring Fund, agrees in exchange therefor:

(a)	to deliver to Acquired Fund the number of full Acquiring Fund Shares having an aggregate net asset value equal to the value of the Acquired Fund Assets, less:

i.	the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares;

ii.	the value of cash to be distributed to Cash-Out Shareholders, who will not receive a distribution of such Acquiring Fund Shares and in lieu thereof will receive a distribution of cash equal to the aggregate net asset value of their Acquired Fund Shares;

iii.	the value of the Acquired Fund Shares of IRA Shareholders, which will be exchanged for Class R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate net asset value of such Acquired Fund Shares; and

iv.	the value of the Acquired Fund’s liabilities assumed by the Acquiring Fund, as of the time and date set forth in paragraph 3.1;

with the number of full Acquiring Fund Shares to be delivered determined by dividing the value of Acquired Fund Assets (computed in the manner and as of the time and date set forth in paragraph 2.1), except for the sum of the values in subparagraph (a)(i)-(iv) of this paragraph 1.1, by the net asset value of one Acquiring Fund Share (as computed in the manner and as of the time and date set forth in paragraph 2.2); and

(b)	to assume all stated liabilities of Acquired Fund on the Closing Date, as set forth in paragraph 1.3.

Such transactions will take place at the closing provided for in paragraph 3.1 (“Closing”).

1.2. (a) The “Acquired Fund Assets” consists of all property, including without limitation, all cash, cash equivalents, securities, commodity and dividend interests, loans and other instruments and dividends or interest or other rights or receivables that are owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund’s books on the Valuation Date (as defined in paragraph 2.1), prepared in accordance with generally accepted U.S. accounting principles (“GAAP”) applied consistently with those of Acquired Fund’s most recent audited financial statements.

(b) On or prior to the Valuation Date, Acquired Fund will provide Acquiring Fund Trust, on behalf of Acquiring Fund, with a list of all of the Acquired Fund Assets to be transferred to Acquiring Fund and a list of the Acquired Fund’s stated liabilities to be assumed by Acquiring Fund pursuant to this Agreement. Acquired Fund reserves the right to sell any of the securities on such list but will not, without the prior approval of Acquiring Fund Trust, on behalf of Acquiring Fund, acquire any additional securities other than securities of the type in which Acquiring Fund is permitted to invest and in amounts agreed to by Acquiring Fund Trust, on behalf of Acquiring Fund. Acquiring Fund Trust, on behalf of Acquiring Fund, will, within a reasonable time prior to the Valuation Date, furnish Acquired Fund with a statement of Acquiring Fund’s investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Acquiring Fund’s investment objective, policies and restrictions. In the event that Acquired Fund holds any investments that Acquiring Fund is not permitted to hold, Acquired Fund will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Acquired Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Acquiring Fund with respect to such investments, Acquired Fund, if requested by Acquiring Fund Trust, on behalf of Acquiring Fund, will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3. Acquired Fund will endeavor to discharge all of Acquired Fund’s liabilities and obligations on or prior to the Valuation Date. Acquiring Fund Trust, on behalf of Acquiring Fund, will assume all stated liabilities of Acquired Fund, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Acquired Fund prepared by the Treasurer of Acquired Fund as of the Valuation Date in accordance with GAAP applied consistently with those of Acquired Fund’s most recent audited financial statements.

1.4. Reserved.

1.5. On the Closing Date or as soon as practicable thereafter, Acquired Fund will take such actions necessary to complete the liquidation of Acquired Fund. To complete the liquidation, Acquired Fund will (a) distribute or cause to be distributed to the Acquired Fund Shareholders of record (other than Cash-Out Shareholders and IRA Shareholders) as of the Valuation Date, as defined in paragraph 2.1, on a pro rata basis, the Acquiring Fund Shares received by Acquired Fund pursuant to paragraph 1.1 with cash distributed in lieu of fractional Acquiring Fund Shares, (b) distribute cash, as provided in paragraph 1.1 to the Cash-Out Shareholders, and, with respect to IRA Shareholders, initiate the exchange of Acquired Fund Shares for Class R Shares of Morgan Stanley U.S. Government Money Market Trust, equal in value to the aggregate net asset value of Acquired Fund Shares held by such IRA Shareholders, and (c) completely liquidate. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund Shareholders and the distribution of cash and exchange of shares as contemplated herein. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders will be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date, less: (i) the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (ii) the value of cash to be distributed to Cash-Out Shareholders, who will not receive a distribution of such Acquiring Fund Shares and in lieu thereof will receive a distribution of cash equal to the aggregate net asset value of their Acquired Fund Shares; and (iii) the value of the Acquired Fund Shares of IRA Shareholders whose Acquired Fund Shares are held through a fund direct IRA, which will be exchanged for Class R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate net asset value of such Acquired Fund Shares. All issued and outstanding Acquired Fund Shares simultaneously will be canceled on the books of Acquired Fund. Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange. For the avoidance of doubt: (1) in connection with the above-provided liquidation of Acquired Fund and distribution of Acquiring Fund Shares, if an Acquired Fund Shareholder does not hold their Acquired Fund Shares in a brokerage account that can accept the Acquiring Fund Shares being distributed, then such Acquired Fund Shareholder will not receive a distribution of such Acquiring Fund Shares and in lieu thereof will receive a distribution of cash equal to the aggregate net asset value of their Acquired Fund Shares; and (2) Acquired Fund Shareholders who hold Acquired Fund Shares through a fund direct IRA will have such shares exchanged for Class R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate net asset value of such Acquired Fund Shares, unless such Acquired Fund Shareholder provides alternative direction prior to the Reorganization.

As soon as reasonably practicable following the winding up of the Acquired Fund’s affairs, the Acquired Fund will file an application pursuant to Section 8(f) of the 1940 Act to deregister as an investment company and any documents necessary to terminate the Acquired Fund’s existence under state law, thereupon being terminated.

1.6. Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund or its transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund’s then-current Prospectus and Statement of Additional Information, each as may be supplemented.

1.7. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of Acquiring Fund Shares on Acquired Fund’s books as of the close of business on the Valuation Date will, as a condition of such issuance and transfer, be paid by the person to whom Acquiring Fund Shares are to be issued and transferred.

1.8. Any reporting responsibility of Acquired Fund is and will remain the responsibility of Acquired Fund up to and including the date on which Acquired Fund is liquidated and terminated pursuant to paragraph 1.9.

1.9. Acquired Fund will be terminated following the making of all distributions pursuant to paragraph 1.5 as soon as reasonably practical after the Closing Date.

1.10. Copies of all books and records maintained on behalf of Acquired Fund in connection with its obligations under the 1940 Act, the Code, state “blue sky” laws or otherwise in connection with this Agreement will promptly be delivered after the Closing by an officer of Acquired Fund to an officer of the Acquiring Fund Trust, on behalf of Acquiring Fund, or a designee thereof, and officers of Acquiring Fund Trust, on behalf of Acquiring Fund, or their designee will comply with applicable record retention requirements to which Acquired Fund is subject under the 1940 Act.

2. Valuation

2.1. The value of the Acquired Fund Assets will be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the business day immediately preceding the Closing Date and after the payment or declaration of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date as may be mutually agreed upon by the parties hereto (such time and date being hereinafter called the “Valuation Date”), all in accordance with the valuation procedures that have been duly approved for Acquired Fund, as well as Acquired Fund’s then-current Prospectuses and Statement of Additional Information, each as may be supplemented, and customary procedures for determining the net asset value of a share of an open-end investment company that is registered under the 1940 Act.

2.2. The net asset value of an Acquiring Fund Share will be determined by Acquiring Fund in the manner described in valuation procedures applicable to Acquired Fund as well as Acquired Fund’s then-current Prospectuses and Statement of Additional Information, each as may be supplemented.

2.3. The number of Acquiring Fund Shares to be issued hereunder as contemplated in paragraph 1.1 will be determined, by dividing the aggregate net asset value of Acquired Fund Assets to be transferred (determined in accordance with paragraph 2.1) by the net asset value per share of Acquiring Fund (determined in accordance with paragraph 2.2). For the avoidance of doubt, Acquiring Fund will not issue fractional shares.

2.4. All computations of value will be made by State Street Bank and Trust Company (“State Street”) or JPMorgan Chase Bank N.A. (“JPM”), or any acquiring successor thereof, in accordance with its regular practice and the requirements of the 1940 Act. Acquired Fund or Acquiring Fund Trust, on behalf of Acquiring Fund, as the case may be, will cause State Street or JPM (as applicable) to deliver a copy of Acquired Fund’s or Acquiring Fund’s valuation report at the Closing.

3. Closing and Closing Date

3.1. The Closing will take place on the Valuation Date or on the next business day following the Valuation Date or at such time on such earlier or later date as may be mutually agreed upon by the parties hereto (the “Closing Date”). The Closing will be held as of 5:00 p.m. Eastern time on the Closing Date, or at such other time as the parties may agree. The Closing will be held in a location or by such other means as is mutually agreeable to the parties hereto. All acts taking place at the Closing will be deemed to take place simultaneously as of 5:00 p.m. Eastern time on the Closing Date unless otherwise provided.

3.2. Portfolio securities held by Acquired Fund and represented by a certificate or other written instrument will be presented by it or on its behalf to JPM, as custodian for Acquiring Fund, for examination no later than five business days or such other period of time as may be mutually agreed upon by the parties preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) will be delivered by Acquired Fund to JPM for the account of Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities will be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) will be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and JPM. The cash delivered will be in the form of a Federal Funds wire, payable to the order of “JP Morgan Chase Bank NA, Custodian for Morgan Stanley ETF Trust.”

3.3. In the event that on the Valuation Date, (a) the New York Stock Exchange will be or is closed to trading or trading thereon will be or is restricted or (b) trading or the reporting of trading on such Exchange or elsewhere will be or is disrupted so that, in the judgment of both Acquiring Fund Trust, on behalf of Acquiring Fund, and Acquired Fund, accurate appraisal of the value of the Acquired Fund Assets is impracticable, the Valuation Date will be postponed until the first business day after the day when trading has been fully resumed without restriction or disruption and reporting has been restored.

3.4. If requested, Acquired Fund will deliver or cause to be delivered to Acquiring Fund Trust, on behalf of Acquiring Fund, or its designee (a) at the Closing, a list, certified by an officer of Acquired Fund, of the names, addresses and taxpayer identification numbers of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Shareholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. If requested, Acquiring Fund Trust, on behalf of Acquiring Fund, will deliver or cause to be delivered to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5. At the Closing, each party will deliver or cause to be delivered to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

4. Covenants of Acquiring Fund and Acquired Fund

4.1. Except as otherwise expressly provided herein, Acquired Fund and Acquiring Fund Trust, on behalf of Acquiring Fund, will operate in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions of Acquired Fund.

4.2. Acquiring Fund Trust will prepare and file (or has prepared and filed) with the Securities and Exchange Commission (“Commission”) a registration statement on Form N-14 under the Securities Act of 1933, as amended (“1933 Act”), relating to Acquiring Fund Shares to be issued in the Reorganization (as may be supplemented) (“Registration Statement”). Acquired Fund will provide (or has provided) the Proxy Materials as described in paragraph 4.3 below for inclusion in the Registration Statement. Acquiring Fund Trust, on behalf of Acquiring Fund, and Acquired Fund agree that each of Acquiring Fund and Acquired Fund, respectively, will further provide such other information and documents as are reasonably necessary for the preparation of the Registration Statement.

4.3. Acquired Fund will call a meeting of Acquired Fund Shareholders to consider and act upon this Agreement and the actions and transactions described herein and to take all other action necessary to obtain approval of the transactions contemplated herein. Acquired Fund will prepare the notice of meeting, form of proxy and proxy statement (collectively, “Proxy Materials”) to be used in connection with such meeting; provided that Acquiring Fund Trust, on behalf of Acquiring Fund, will furnish Acquired Fund with such information relating to Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

4.4. Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

4.5. Subject to the provisions of this Agreement, Acquiring Fund Trust, on behalf of Acquiring Fund, and Acquired Fund covenants that each of Acquiring Fund and Acquired Fund, respectively, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6. Acquired Fund will furnish or cause to be furnished to Acquiring Fund Trust, on behalf of Acquiring Fund, within 30 days after the Closing Date a statement of Acquired Fund’s Assets and liabilities as of the Closing Date, which statement will be certified by Acquired Fund’s Treasurer, on behalf of Acquired Fund, and will be, in accordance with GAAP, applied consistently with those of Acquired Fund’s most recent audited financial statements. As promptly as practicable after the Closing Date, but in any case within 60 days after the Closing Date, Acquired Fund will furnish Acquiring Fund Trust, on behalf of Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement certified by Acquired Fund’s Treasurer, on behalf of Acquired Fund, of Acquired Fund’s earnings and profits for federal income tax purposes that will be carried over to Acquiring Fund pursuant to Section 381 of the Code.

4.7. As soon after the Closing Date as is reasonably practicable, Acquired Fund (a) will prepare and file all federal and other tax returns and reports of Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) will pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2 (m)).

4.8. Acquiring Fund Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by state “blue sky” and securities laws as it may deem appropriate in order to continue Acquiring Fund’s operations after the Closing Date.

4.9. The Acquired Fund and the Acquiring Fund Trust, on behalf of Acquiring Fund, will have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraphs 1.1 and 2.3. For the avoidance of doubt, the Acquiring Fund will not issue fractional shares, and cash will be distributed to Acquired Fund Shareholders in connection with the Reorganization in lieu of fractional Acquiring Fund Shares.

5. Representations and Warranties

5.1. Acquiring Fund Trust, on behalf of Acquiring Fund, represents and warrants to Acquired Fund, as follows:

(a) Acquiring Fund is a series of Acquiring Fund Trust, a validly existing Delaware statutory trust with full power to carry on its business as presently conducted;

(b) Acquiring Fund Trust is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are (and with respect to the Acquiring Fund, are or will be as of the Closing Date) in full force and effect. On the Closing Date, Acquiring Fund Shares will be registered in all jurisdictions in which they are required to be registered under state securities laws and other laws (in each case to the extent applicable), and said registrations, including any periodic reports or supplemental filings, will be complete and current, all fees required to be paid will have been paid, and Acquiring Fund will not be subject to any stop order and will be fully qualified to sell its shares in each state in which its shares will be registered;

(c) Immediately prior to the Closing, there will be no issued and outstanding shares of the Acquiring Fund;

(d) The Prospectus and Statement of Additional Information of Acquiring Fund, each as may be supplemented, conform or will, as of the Closing Date, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not or will not, as of the Closing Date, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Acquiring Fund Trust is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of its Agreement and Declaration of Trust or Bylaws, each as amended, supplemented and/or restated (the “Agreement and Declaration of Trust” and the “Bylaws,” respectively), or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Acquiring Fund Trust’s knowledge, threatened against Acquiring Fund Trust, Acquiring Fund or any of their properties or assets which, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and Acquiring Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, Acquiring Fund Trust’s business or its ability to consummate the transactions herein contemplated;

(g) Acquiring Fund Trust, on behalf of Acquiring Fund, (i) will take necessary steps to ensure it is treated as an association taxable as a corporation for U.S. federal income tax purposes, (ii) will elect to be taxed as a “regulated investment company” (as such term is defined in Section 851(a) of the Code), intends to qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (iii) intends to be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, (iv) holds and has held no property other than a de minimis amount of assets as necessary to complete the transactions contemplated by this Agreement, and has never had tax attributes and (v) will be treated as a separate corporation for purposes of Section 851(g)(1) of the Code and otherwise for federal income tax purposes for the taxable year that includes the Closing Date. Immediately following the liquidation of Acquired Fund as contemplated herein, 100% of the issued and outstanding Acquiring Fund Shares will be held by the former holders of Acquired Fund Shares after accounting for subparagraphs (a)(i)-(iii) of paragraph 1.1;

(h) Reserved.

(i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund Trust, and this Agreement constitutes a valid and binding obligation of Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquiring Fund’s performance of this Agreement;

(j) Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized for issuance and, when so issued and delivered, will be validly issued, and, subject to the qualifications set forth in the Acquiring Fund Trust’s Declaration of Trust, will be fully paid and non-assessable beneficial interests in the Acquiring Fund;

(k) Reserved;

(l) Since its formation and as of immediately prior to the Closing, the Acquiring Fund has not held any assets or engaged in any activity or business, other than such as necessary for its organization and to consummate the Reorganization. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(m) The information furnished or to be furnished by Acquiring Fund Trust, on behalf of Acquiring Fund, for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(n) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2. Acquired Fund represents and warrants to Acquiring Fund, as follows:

(a) Acquired Fund is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b) Acquired Fund is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c) All of the issued and outstanding shares of Acquired Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Acquired Fund are registered in all jurisdictions in which they are required to be registered, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquired Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d) The current Prospectuses of Acquired Fund and Statement of Additional Information of Acquired Fund, each as may be supplemented, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Acquired Fund is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of its Declaration of Trust or By-Laws, each as amended, supplemented and/or restated (the “Declaration of Trust” and the “By-Laws” respectively), or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which it is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect Acquired Fund’s financial condition or the conduct of its business; and Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Acquired Fund for its last completed fiscal year, audited by Ernst & Young LLP (copies of which have been or will be furnished to Acquiring Fund) fairly present, in all material respects, Acquired Fund’s financial condition as of such date, and its results of such operations, changes in its net assets and financial highlights for such period in accordance with GAAP, and as of such date there were no known liabilities of Acquired Fund (contingent or otherwise) not disclosed therein that would be required in accordance with GAAP to be disclosed therein;

(h) Since [April 30, 2025], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities or other assets held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(i) Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(j) All issued and outstanding shares of Acquired Fund are, and at the Closing Date will be, validly issued and purchasers of the Acquired Fund Shares will not have any obligation to make payments to the Acquired Fund or its creditors (other than the purchase price for the Acquired Fund Shares) or make contributions to the Acquired Fund or its creditors solely by reason of the purchaser’s ownership of the Acquired Fund Share. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of Acquired Fund Shareholders submitted to Acquiring Fund pursuant to paragraph 3.4;

(k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Acquired Fund and, subject to the approval of Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquired Fund’s performance of this Agreement;

(l) All material federal and other tax returns and reports of Acquired Fund required by law to be filed on or before the Closing Date have been or will be filed and are or will be correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been or will be paid or provision has been or will be made for the payment thereof, and to the best of Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(m) For each taxable year since its inception (including, with respect to the taxable year that includes the Closing Date, the portion of such taxable year up to the Closing Date), Acquired Fund has met or meets the requirements of Subchapter M of the Code for qualification as a “regulated investment company,” and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, Acquired Fund has declared and distributed as of the Closing Date substantially all amounts required to have been declared and distributed by such Closing Date of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code);

(n) At the Closing Date, Acquired Fund will have good and valid title to the Acquired Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Acquired Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Acquiring Fund Trust, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any transfer restrictions as might arise under the 1933 Act (provided, however, that certain Acquired Fund Assets may be pledged or segregated against the Acquired Fund’s investment contracts, including options, futures, forward contracts and other similar instruments, in accordance with the terms of such contracts or applicable interpretations of the Commission staff);

(o) On the effective date of the Registration Statement, at the time of the meeting of Acquired Fund Shareholders and on the Closing Date, the Proxy Materials (exclusive of information relating to Acquiring Fund contained therein) did or will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Acquired Fund for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby will be accurate and complete and will comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(p) Reserved;

(q) Acquired Fund has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(r) Acquired Fund is not acquiring Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. Conditions Precedent to Obligations of Acquired Fund

The obligations of Acquired Fund to consummate the transactions provided for herein will be subject, at its election, to the performance by Acquiring Fund Trust, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1. All representations and warranties of Acquiring Fund Trust made on behalf of Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2. Acquiring Fund Trust, on behalf of Acquiring Fund, will have delivered to Acquired Fund a certificate of Acquiring Fund Trust’s President and Treasurer, in a form reasonably satisfactory to Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of Acquiring Fund Trust, on behalf of Acquiring Fund, made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquired Fund reasonably requests;

6.3. Acquired Fund will have received at the Closing a favorable opinion (based on certain facts, assumptions and representations) from the law firm of Dechert LLP, counsel to Acquiring Fund, dated as of the Closing Date, substantially to the effect that:

(a) Acquiring Fund Trust is a validly existing Delaware statutory trust and has the corporate power to own all of its properties and assets and to conduct business as described in its Agreement and Declaration of Trust (Delaware counsel may be relied upon in delivering such opinion); (b) Acquiring Fund Trust is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust, on behalf of Acquiring Fund, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund enforceable against Acquiring Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; (d) the issuance of the Acquiring Fund Shares in connection with the Reorganization has been duly authorized by all necessary corporate action on the part of Acquiring Fund Trust, and when such Acquiring Fund Shares are issued and delivered by Acquiring Fund Trust as contemplated by the Registration Statement and this Agreement against payment of the consideration therein described, such Acquiring Fund Shares will be validly issued and, subject to the qualifications set forth in the Acquiring Fund Trust’s Declaration of Trust, fully paid and non-assessable beneficial interests of the Acquiring Fund, and the issuance of the Acquiring Fund Shares by Acquiring Fund Trust will not be subject to any preemptive or similar rights arising under Acquiring Fund Trust’s Declaration of Trust or Bylaws or under the Delaware Statutory Trust Act (Delaware counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with Acquiring Fund Trust’s Declaration of Trust or Bylaws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of New York is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4. As of the Closing Date, there will have been no material change in the investment objective, policies and restrictions of Acquiring Fund or any increase in the investment management fees from those described in the Registration Statement.

7. Conditions Precedent to Obligations of Acquiring Fund

The obligations of Acquiring Fund Trust, on behalf of Acquiring Fund, to consummate the transactions provided for herein will be subject, at its election, to the performance by Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of Acquired Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2. Acquired Fund will have delivered to Acquiring Fund Trust, on behalf of Acquiring Fund, at the Closing a certificate of Acquired Fund’s President and Treasurer, in a form reasonably satisfactory to Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquiring Fund Trust, on behalf of Acquiring Fund, reasonably requests;

7.3. Acquired Fund will have delivered to Acquiring Fund a statement of the Acquired Fund Assets and its liabilities, together with a list of Acquired Fund’s portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by Acquired Fund’s Treasurer, on behalf of Acquired Fund;

7.4. Acquiring Fund Trust, on behalf of Acquiring Fund, will have received at the Closing a favorable opinion (based on certain facts, assumptions and representations) from the law firm of Dechert LLP, counsel to Acquired Fund, dated as of the Closing Date substantially to the effect that:

(a) Acquired Fund is a validly existing Massachusetts business trust and has the corporate power to own all of its properties and assets and to conduct business as described in its Declaration of Trust; (b) Acquired Fund is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Acquired Fund, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Acquiring Fund Trust, on behalf of Acquiring Fund, is a valid and binding obligation of Acquired Fund enforceable against Acquired Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with Acquired Fund’s Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of New York is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5. On the Closing Date, the Acquired Fund Assets will include no assets that Acquiring Fund, by reason of limitations of Acquiring Fund Trust’s Declaration of Trust, or otherwise, may not properly acquire.

8. Further Conditions Precedent to Obligations of Acquiring Fund and Acquired Fund

The obligations of Acquired Fund, and Acquiring Fund Trust, on behalf of Acquiring Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

8.1. The Reorganization contemplated herein has been approved by the requisite vote of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of Acquired Fund’s Declaration of Trust and the 1940 Act, and certified copies of the resolutions or minutes evidencing such approval have been delivered to Acquiring Fund;

8.2. On the Closing Date, no action, suit or other proceeding will be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state “blue sky” and securities authorities, including “no-action” positions of and exemptive orders from such federal and state authorities) deemed necessary by Acquiring Fund Trust, on behalf of Acquiring Fund, or Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund;

8.4. The Registration Statement will have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof will have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5. Reserved; and

8.6. The parties will have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, substantially to the effect that, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and Acquired Fund and Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by Acquiring Fund upon the receipt of the Acquired Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities of Acquired Fund;

(c) No gain or loss will be recognized by Acquired Fund upon the transfer of the Acquired Fund Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities of Acquired Fund or upon the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of the Acquired Fund Shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(e) The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by each such Acquired Fund Shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(f) The holding period of Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares surrendered in exchange therefor were held (provided such Acquired Fund Shares were held as capital assets on the date of the Reorganization);

(g) The tax basis of the Acquired Fund Assets acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund immediately prior to the Reorganization; and

(h) The holding period of the Acquired Fund Assets in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund Asset).

For avoidance of doubt, Acquired Fund Shareholders for this purpose refers to shareholders of Acquired Fund who hold shares of Acquired Fund through a brokerage account that can accept Acquiring Fund Shares and does not include Cash-Out Shareholders and IRA Shareholders.

Notwithstanding anything herein to the contrary, neither Acquiring Fund Trust, on behalf of Acquiring Fund, nor Acquired Fund, may waive the conditions set forth in this paragraph 8.6.

9. Fees and Expenses

The Acquired Fund will bear all expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including printing, filing and proxy solicitation expenses and legal and accounting expenses.

10. Entire Agreement; Survival of Warranties

10.1. This Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Acquired Fund, hereunder will not survive the dissolution and complete liquidation of Acquired Fund in accordance with paragraph 1.9.

11. Termination

11.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a) by the mutual written consent of Acquired Fund, and Acquiring Fund Trust, on behalf of Acquiring Fund;

(b) by either Acquiring Fund Trust, on behalf of Acquiring Fund, or Acquired Fund, by notice to the other, without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if the Closing has not occurred on or before one year from the effective date of the Registration Statement; or

(c) by either Acquiring Fund Trust, on behalf of Acquiring Fund, or Acquired Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party fails to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Acquired Fund Shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2. (a) Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of any of Acquiring Fund Trust, Acquiring Fund or Acquired Fund, or the trustees or officers of Acquiring Fund Trust, on behalf of Acquiring Fund, or Acquired Fund, to any other party or its directors, trustees or officers.

(b) Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of any of Acquiring Fund Trust, Acquiring Fund or Acquired Fund, or the trustees or officers of either of Acquiring Fund Trust, on behalf of Acquiring Fund, or Acquired Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties hereto.

13. Miscellaneous

13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

13.4. This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder will be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or will be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies hereunder or by reason of this Agreement.

13.5. The obligations and liabilities of Acquiring Fund hereunder are solely those of Acquiring Fund. It is expressly agreed that no shareholder, nominee, trustee, officer, agent or employee of Acquiring Fund, or trustee or officer of Acquiring Fund Trust, acting on behalf of Acquiring Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Acquiring Fund Trust, acting on behalf of Acquiring Fund, and signed by an authorized officer of Acquiring Fund Trust, acting on behalf of Acquiring Fund, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6. The obligations and liabilities of Acquired Fund hereunder are solely those of Acquired Fund. It is expressly agreed that no shareholder, nominee, trustee, officer, agent or employee of Acquired Fund, or trustee or officer of Acquired Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Acquired Fund, and signed by an authorized officer of Acquired Fund, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first set forth above.

MORGAN STANLEY ETF TRUST,
on behalf of Acquiring Fund

By:
Name:
Title:

MORGAN STANLEY INCOME OPPORTUNITIES FUND

By:
Name:
Title:

APPENDIX B
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND’S PRINCIPAL RISKS

The principal risks associated with an investment in the Acquired Fund and the Acquiring Fund are the same, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure, which are as follows (more details about each risk are provided below): Authorized Participant Concentration Risk, Cash Transactions Risk, and Trading Risk. References to “Fund” in this appendix refer to the Acquiring Fund.

There is no assurance that a Fund will achieve its investment objective, and you can lose money investing in such Fund. Shares of a Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Description of Principal Risks of the Acquiring Fund:

There is no assurance that the Acquiring Fund will achieve its investment objective, and you can lose money investing in the Acquiring Fund. Investments in the Acquiring Fund involve risks and you should not rely on the Fund as a complete investment program. The relative significance of each risk factor summarized below may change over time and you should review each risk factor carefully because any one or more of these risks may result in losses to the Acquiring Fund. The principal risks of investing in the Acquiring Fund include:

Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). For example, a type of fixed-income securities in which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such as general market liquidity, economic conditions and inflation. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities.

Convertible Securities. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities.

Credit and Interest Rate Risk. Credit risk refers to the possibility that the issuer or guarantor of a security, or counterparty to a transaction, will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt or otherwise honor its obligations, including the risk of default. In such instances, the value of the Fund could decline and the Fund could lose money. If an issuer’s, guarantor’s or counterparty’s financial condition worsens, the credit quality of the issuer, guarantor or counterparty may deteriorate. Credit ratings may not be an accurate assessment of financial condition, liquidity or credit risk. Although credit ratings may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer, guarantor or counterparty, or the market’s perception of the creditworthiness of an instrument or issuer, guarantor or counterparty can have a rapid, adverse effect on the instrument’s value and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. Interest rate risk refers to the decline in the value of a fixed-income security resulting from changes in the general level of interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up but the yield or income from new issuances of fixed-income securities generally decreases. Securities with longer durations will generally be more sensitive to changes in interest rates than securities with shorter durations. Fluctuations in interest rates may also affect the liquidity of and income generated by fixed-income instruments held by the Fund. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although the value of these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. Changing interest rates may have unpredictable effects on the markets and may detract from Fund performance. A changing interest rate environment increases certain risks, including the potential for periods of market volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

High Yield Securities (“Junk Bonds”). The Fund’s investments in high yield securities expose it to increased risks, including a substantial degree of credit and default risks. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. High yield securities are subject to greater risk of loss (including substantial or total loss) of income and principal than higher rated securities and are considered speculative because of increased credit risk relative to higher rated fixed income investments. High yield securities are also subject to greater price volatility, including sudden and substantial decreases in price, and less liquidity than higher rated securities. High yield securities are particularly sensitive to adverse economic, market, industry or issuer-specific developments, which may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer.

Asset-Backed Securities. Asset-backed securities are subject to credit (such as a borrower’s default on its mortgage obligation and the default or failure of a guarantee underlying the asset-backed security), interest rate and certain additional risks, including the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. To the extent the Fund invests in asset-backed securities issued by non-governmental issuers, such as commercial banks, savings and loan institutions, and other secondary market issuers, the Fund will be exposed to additional risks because, among other things, there are no direct or indirect government or agency guarantees of payments in the pools underlying the securities. Some asset-backed securities also entail prepayment risk and extension risk, which may vary depending on the type of asset. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments.

Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV per share. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, mortgage-backed securities are subject to credit risk. The Fund may invest in non-agency mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Non-agency mortgage-backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. To the extent the Fund invests in non-agency mortgage-backed securities offered by non-governmental issuers, the Fund will be exposed to additional risks because, among other things, there are no direct or indirect government or agency guarantees of payments in pools underlying the securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-backed securities may be subject to risks associated with the assets underlying those securities, such as a decline in value. Investments in mortgage-backed securities may give rise to a form of leverage (indebtedness) and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. The risks associated with mortgage-backed securities typically become elevated during periods of distressed economic, market, health and labor conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect the Fund’s investments in mortgage-backed securities. In addition, commercial mortgage-backed securities are also subject to risks associated with reduced demand for commercial and office space, tightening lending standards and increased interest and lending rates, and other developments adverse to the commercial real estate market.

Commercial Mortgage-Back Securities. CMBS are subject to risks similar to those associated with mortgage-backed securities, including credit risk and prepayment risk. The values of, and income generated by, CMBS may also be adversely affected by, among other things, changing interest rates, tightening lending standards, and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses.

Collateralized Mortgage Obligations. CMOs are comprised of various tranches, the expected cash flows of which have varying degrees of predictability as compared with the underlying mortgage loans or mortgage pass-through entities. The less predictable the cash flow, the higher the yield and the greater the risk. In addition to the risks generally associated with mortgage-backed securities, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss. Like other mortgage backed-securities, CMOs are subject to credit risk. The Fund invests in both agency and non-agency CMOs. Some agency CMOs have reduced credit risk as they are government guaranteed.

Stripped Mortgage-Back Securities. In addition to the risks generally associated with mortgage-backed securities, investments in each class of SMBS are extremely sensitive to changes in interest rates. The interest-only or “IO” class tends to decrease in value substantially if interest rates decline and prepayment rates become more rapid. The principal-only or “PO” class tends to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBS and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. Like other mortgage backed-securities, SMBS are subject to credit risk. The Fund invests in both agency and non-agency SMBS. Some agency SMBS have reduced credit risk as they are government guaranteed.

U.S. Government Securities. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities are also subject to interest rate risks and can exhibit price fluctuations resulting from increases or decreases in interest rates.

Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks and heightened risks, that may result in losses to the Fund. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs and risks, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental interventions or other actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid and decline in value in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market, economic, political and social turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Emerging market countries may be subject to increased potential for market manipulation and to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities (in the sanctioned country and other markets), negatively impact the value or liquidity of the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

Sovereign Debt Securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Currency Derivatives. Investments in currency derivatives may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. Foreign currency forward exchange contracts and currency futures and options contracts create exposure to currencies in which the Fund’s securities are not denominated. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Loan Risks. Investments in loans are subject to the risks generally associated with other debt obligations (such as credit and interest rate risk). Loans are also subject to additional risks, including subordination to other creditors, no collateral or limited rights in collateral, increased liquidity risks and lack of publicly available information. Loans are subject to the risk of default in the payment of interest or principal, which will result in a reduction of income or other losses to the Fund, and a potential decrease in the Fund’s NAV. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. It also may take longer than seven days for transactions in loans to settle. Due to the possibility of an extended loan settlement process, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and generally involve greater and additional risks. The Fund may have difficulties and incur expense enforcing its rights with respect to loans and non-U.S. loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities laws, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments. In addition, bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s NAV. The risk of default on loans will increase in the event of an economic downturn or a substantial increase in interest rates. Because some loans rank lower in priority of payment to other loans and other obligations, such loans present a greater degree of investment risk and may exhibit greater price volatility.

Liquidity. The Fund may make investments that are less liquid, illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

When-Issued Securities, Delayed Delivery Securities, TBAs and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when-issued, delayed delivery or through a forward commitment basis. For example, the Fund may invest in TBAs, which settle on a delayed delivery basis. These investments may result in a form of leverage and may increase volatility in the Fund’s share price. In a TBA transaction, the seller agrees to deliver the MBS for an agreed upon price on an agreed upon future date, but makes no guarantee as to which or how many securities are to be delivered. Accordingly, the Fund’s investments in TBAs are subject to risks such as failure of the counterparty to perform its obligation to deliver the security, the characteristics of a security delivered to the Fund may be less favorable than expected and the security the Fund buys will lose value prior to its delivery. The Fund’s purchase of other securities on a when-issued, delayed delivery or through a forward commitment basis are subject to similar risks. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not benefit if the value of the security appreciates above the sale price during the commitment period and the Fund is subject to failure of the counterparty to pay for the securities.

Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic, geopolitical and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions and the threat or actual imposition of tariffs, trade barriers and other protectionist or retaliatory measures) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted.

Corporate Debt Obligations. Corporate debt obligations are fixed-income securities issued by corporations. The investment return of corporate debt obligations reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debtholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder.

Restricted Securities. The Fund’s investments may include restricted securities, which are generally subject to resale or transfer restrictions or prohibitions. Restricted securities may not be listed on an exchange and may have no active trading market. The Fund may be unable to dispose of restricted securities promptly or may be able to sell restricted securities only at disadvantageous times or prices, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer. There is no assurance that a liquid market will exist for restricted securities and these securities could have the effect of increasing the level of Fund illiquidity. In addition, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, including readily available market quotations, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all. In addition, restricted securities may involve a high degree of business and financial risk, which may result in substantial losses to the Fund.

ETF Structure Risks;

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to  NAV per share  and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened to the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Trading Risk. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s  NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than the Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.

Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

New Fund Risk. A new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

APPENDIX C
ACQUIRED FUND FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the applicable share classes of the Acquired Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Acquired Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Acquired Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below (other than for the period-ended April 30, 2025) has been derived from the financial statements audited by Ernst & Young LLP, the Acquired Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Acquired Fund’s financial statements, are incorporated by reference into the Acquired Fund’s statement of additional information and the SAI relating to this combined Proxy Statement and Prospectus. The information for the period-ended April 30, 2025 is derived from unaudited financial statements. The unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary for a fair statement of the results for the interim period presented. In addition, all such adjustments are of a normal recurring nature. The Acquired Fund’s financial statements and additional information included in the Acquired Fund’s report filed on Form  N-CSR  and SAI are available at no cost from the Acquired Fund at the toll-free number noted on the back cover to the Acquired Fund’s prospectus.

As of the date of this combined Proxy Statement and Prospectus, the Acquiring Fund has not commenced operations. Therefore, the Acquiring Fund does not have financial highlight information.

Morgan Stanley Income Opportunities Fund

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED OCTOBER 31,
	APRIL 30, 2025		2024		2023		2022		2021		2020
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.22		$4.93		$5.03		$5.75		$5.77		$5.80
Income (loss) from investment operations:
Net investment income(1)	0.13		0.27		0.24		0.19		0.16		0.17
Net realized and unrealized gain (loss)	0.05		0.29		(0.01)		(0.68)		(0.01)		(0.00	)(2)
Total income (loss) from investment operations	0.18		0.56		0.23		(0.49)		0.15		0.17
Less distributions from:
Net investment income	(0.13)		(0.23)		(0.28)		(0.23)		(0.16)		(0.20)
Net realized gain	—		—		—		—		(0.01)		—
Paid-in-capital	—		(0.04)		(0.05)		—		—		—
Total distributions	(0.13)		(0.27)		(0.33)		(0.23)		(0.17)		(0.20)
Net asset value, end of period	$5.27		$5.22		$4.93		$5.03		$5.75		$5.77
Total Return	3.55	%(3)(4)	11.63	%(3)(5)	4.68	%(3)	(8.74	)%(3)	2.51	%(6)	3.03	%(6)
Ratios to Average Net Assets:
Net expenses	0.57	%(7)(8)	0.57	%(7)(9)(10)	0.59	%(7)	0.56	%(7)	0.55	%(7)	0.55	%(7)
Net expenses excluding interest expenses	N/A		N/A		N/A		0.56	%(7)	N/A		0.55	%(7)
Net investment income	4.91	%(7)(8)	5.16	%(7)(9)(10)	4.82	%(7)	3.42	%(7)	2.79	%(7)	2.97	%(7)
Rebate from Morgan Stanley affiliate	0.03	%(8)	0.01%		0.01%		0.00	%(11)	0.00	%(11)	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$411,912		$455,296		$476,677		$419,470		$683,692		$635,329
Portfolio turnover rate	140	%(4)	155%		118%		62%		115%		106%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Amount is less than $0.005.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Not annualized.

(5)  Reflects prior period transfer agency and sub transfer agency fees that were reimbursed in 2024. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(6)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

(7)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(8)  Annualized.

(9)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the net expenses and net investment income ratios, would have been as follows for Class I shares:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2024	0.59%	5.14%

(10)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2024	0.62%	5.11%

(11)  Amount is less than 0.005%.

Financial Highlights

Morgan Stanley Income Opportunities Fund

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED OCTOBER 31,
	APRIL 30, 2025		2024		2023		2022		2021		2020
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.14		$4.86		$4.97		$5.68		$5.70		$5.73
Income (loss) from investment operations:
Net investment income(1)	0.12		0.25		0.23		0.17		0.14		0.15
Net realized and unrealized gain (loss)	0.06		0.29		(0.02)		(0.67)		(0.01)		(0.00	)(2)
Total income (loss) from investment operations	0.18		0.54		0.21		(0.50)		0.13		0.15
Less distributions from:
Net investment income	(0.13)		(0.22)		(0.27)		(0.21)		(0.14)		(0.18)
Net realized gain	—		—		—		—		(0.01)		—
Paid-in-capital	—		(0.04)		(0.05)		—		—		—
Total distributions	(0.13)		(0.26)		(0.32)		(0.21)		(0.15)		(0.18)
Net asset value, end of period	$5.19		$5.14		$4.86		$4.97		$5.68		$5.70
Total Return	3.48	%(3)(4)	11.31	%(3)(5)	4.26	%(3)	(8.91	)%(3)	2.26	%(6)	2.79	%(6)
Ratios to Average Net Assets:
Net expenses	0.82	%(7)(8)	0.82	%(7)(9)	0.85	%(7)	0.83	%(7)	0.83	%(7)	0.82	%(7)
Net expenses excluding interest expenses	N/A		N/A		N/A		0.83	%(7)	N/A		0.82	%(7)
Net investment income	4.66	%(7)(8)	4.91	%(7)(9)	4.56	%(7)	3.18	%(7)	2.52	%(7)	2.71	%(7)
Rebate from Morgan Stanley affiliate	0.03	%(8)	0.01%		0.01%		0.00	%(10)	0.00	%(10)	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$57,710		$57,292		$51,476		$61,181		$92,889		$112,310
Portfolio turnover rate	140	%(4)	155%		118%		62%		115%		106%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Amount is less than $0.005 per share.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  Not annualized.

(5)  Reflects prior period transfer agency and sub transfer agency fees that were reimbursed in 2024. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(6)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary. Does not reflect the deduction of sales charge.

(7)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(8)  Annualized.

(9)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the net expenses and net investment income ratios, would have been as follows for Class A shares:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2024	0.84%	4.89%

(10)  Amount is less than 0.005%.

Morgan Stanley Income Opportunities Fund

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED OCTOBER 31,
	APRIL 30, 2025		2024		2023		2022		2021		2020
	(unaudited)
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.14		$4.86		$4.96		$5.68		$5.70		$5.73
Income (loss) from investment operations:
Net investment income(1)	0.11		0.23		0.21		0.15		0.13		0.14
Net realized and unrealized gain (loss)	0.06		0.29		(0.01)		(0.67)		(0.01)		(0.00	)(2)
Total income (loss) from investment operations	0.17		0.52		0.20		(0.52)		0.12		0.14
Less distributions from:
Net investment income	(0.12)		(0.20)		(0.25)		(0.20)		(0.13)		(0.17)
Net realized gain	—		—		—		—		(0.01)		—
Paid-in-capital	—		(0.04)		(0.05)		—		—		—
Total distributions	(0.12)		(0.24)		(0.30)		(0.20)		(0.14)		(0.17)
Net asset value, end of period	$5.19		$5.14		$4.86		$4.96		$5.68		$5.70
Total Return	3.29	%(3)(4)	10.91	%(3)(5)	4.09	%(3)	(9.37	)%(3)	1.96	%(6)	2.53	%(6)
Ratios to Average Net Assets:
Net expenses	1.19	%(7)(8)	1.18	%(7)(9)	1.22	%(7)	1.14	%(7)	1.12	%(7)	1.07	%(7)
Net expenses excluding interest expenses	N/A		N/A		N/A		1.14	%(7)	N/A		1.07	%(7)
Net investment income	4.29	%(7)(8)	4.55	%(7)(9)	4.19	%(7)	2.90	%(7)	2.23	%(7)	2.47	%(7)
Rebate from Morgan Stanley affiliate	0.03	%(8)	0.01%		0.01%		0.00	%(10)	0.00	%(10)	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$2,318		$2,339		$2,410		$3,152		$4,125		$4,667
Portfolio turnover rate	140	%(4)	155%		118%		62%		115%		106%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Not annualized.

(5)  Reflects prior period transfer agency and sub transfer agency fees that were reimbursed in 2024. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(6)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

(7)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(8)  Annualized.

(9)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the net expenses and net investment income ratios, would have been as follows for Class L shares:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2024	1.20%	4.53%

(10)  Amount is less than 0.005%.

Morgan Stanley Income Opportunities Fund

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED OCTOBER 31,
	APRIL 30, 2025		2024		2023		2022		2021		2020
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.14		$4.85		$4.96		$5.67		$5.69		$5.72
Income (loss) from investment operations:
Net investment income(1)	0.10		0.21		0.19		0.13		0.10		0.11
Net realized and unrealized gain (loss)	0.05		0.30		(0.02)		(0.67)		(0.01)		(0.00	)(2)
Total income (loss) from investment operations	0.15		0.51		0.17		(0.54)		0.09		0.11
Less distributions from:
Net investment income	(0.11)		(0.18)		(0.23)		(0.17)		(0.10)		(0.14)
Net realized gain	—		—		—		—		(0.01)		—
Paid-in-capital	—		(0.04)		(0.05)		—		—		—
Total distributions	(0.11)		(0.22)		(0.28)		(0.17)		(0.11)		(0.14)
Net asset value, end of period	$5.18		$5.14		$4.85		$4.96		$5.67		$5.69
Total Return	2.89	%(3)(4)	10.70	%(3)(5)	3.47	%(3)	(9.61	)%(3)	1.52	%(6)	2.05	%(6)
Ratios to Average Net Assets:
Net expenses	1.58	%(7)(8)	1.57	%(7)(9)	1.61	%(7)	1.57	%(7)	1.56	%(7)	1.55	%(7)
Net expenses excluding interest expenses	N/A		N/A		N/A		1.57	%(7)	N/A		1.55	%(7)
Net investment income	3.89	%(7)(8)	4.16	%(7)(9)	3.80	%(7)	2.43	%(7)	1.79	%(7)	1.98	%(7)
Rebate from Morgan Stanley affiliate	0.03	%(8)	0.01%		0.01%		0.00	%(10)	0.00	%(10)	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$10,194		$11,535		$13,914		$17,957		$28,359		$32,395
Portfolio turnover rate	140	%(4)	155%		118%		62%		115%		106%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Amount is less than $0.005 per share.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  Not annualized.

(5)  Reflects prior period transfer agency and sub transfer agency fees that were reimbursed in 2024. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(6)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary. Does not reflect the deduction of sales charge.

(7)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(8)  Annualized.

(9)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the net expenses and net investment income ratios, would have been as follows for Class C shares:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2024	1.59%	4.14%

(10)  Amount is less than 0.005%.

Morgan Stanley Income Opportunities Fund

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED OCTOBER 31,
	APRIL 30, 2025		2024		2023		2022		2021		2020
	(unaudited)
Class R6 Shares*
Selected Per Share Data:
Net asset value, beginning of period	$5.22		$4.93		$5.03		$5.75		$5.77		$5.80
Income (loss) from investment operations:
Net investment income(1)	0.13		0.27		0.25		0.19		0.17		0.17
Net realized and unrealized gain (loss)	0.06		0.30		(0.01)		(0.68)		(0.02)		(0.00	)(2)
Total income (loss) from investment operations	0.19		0.57		0.24		(0.49)		0.15		0.17
Less distributions from:
Net investment income	(0.14)		(0.24)		(0.29)		(0.23)		(0.16)		(0.20)
Net realized gain	—		—		—		—		(0.01)		—
Paid-in-capital	—		(0.04)		(0.05)		—		—		—
Total distributions	(0.14)		(0.28)		(0.34)		(0.23)		(0.17)		(0.20)
Net asset value, end of period	$5.27		$5.22		$4.93		$5.03		$5.75		$5.77
Total Return	3.61	%(3)(4)	11.74	%(3)(5)	4.78	%(3)	(8.66	)%(3)	2.59	%(6)	3.11	%(6)
Ratios to Average Net Assets:
Net expenses	0.45	%(7)(8)	0.46	%(7)(9)	0.49	%(7)	0.48	%(7)	0.47	%(7)	0.47	%(7)
Net expenses excluding interest expenses	N/A		N/A		N/A		0.48	%(7)	N/A		0.47	%(7)
Net investment income	5.02	%(7)(8)	5.27	%(7)(9)	4.92	%(7)	3.55	%(7)	2.87	%(7)	3.07	%(7)
Rebate from Morgan Stanley affiliate	0.03	%(8)	0.01%		0.01%		0.00	%(10)	0.00	%(10)	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$352,435		$262,278		$221,499		$187,940		$237,872		$189,052
Portfolio turnover rate	140	%(4)	155%		118%		62%		115%		106%

  *  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Not annualized.

(5)  Reflects prior period transfer agency fees that were reimbursed in 2024. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(6)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

(7)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(8)  Annualized.

(9)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the net expenses and net investment income ratios, would have been as follows for Class R6 shares:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2024	0.48%	5.25%

(10)  Amount is less than 0.005%.

Morgan Stanley Income Opportunities Fund

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED OCTOBER 31,
	APRIL 30, 2025		2024		2023		2022		2021		2020
	(unaudited)
Class IR Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.22		$4.93		$5.03		$5.75		$5.77		$5.81
Income (loss) from investment operations:
Net investment income(1)	0.13		0.27		0.25		0.18		0.16		0.17
Net realized and unrealized gain (loss)	0.06		0.30		(0.01)		(0.67)		(0.01)		(0.01)
Total income (loss) from investment operations	0.19		0.57		0.24		(0.49)		0.15		0.16
Less distributions from:
Net investment income	(0.14)		(0.24)		(0.29)		(0.23)		(0.16)		(0.20)
Net realized gain	—		—		—		—		(0.01)		—
Paid-in-capital	—		(0.04)		(0.05)		—		—		—
Total distributions	(0.14)		(0.28)		(0.34)		(0.23)		(0.17)		(0.20)
Net asset value, end of period	$5.27		$5.22		$4.93		$5.03		$5.75		$5.77
Total Return	3.61	%(2)(3)	11.74	%(2)(4)	4.78	%(2)	(8.66	)%(2)	2.59	%(5)	2.93	%(5)
Ratios to Average Net Assets:
Net expenses	0.45	%(6)(7)(8)	0.46	%(6)(7)(9)	0.49	%(6)(7)	0.48	%(6)(7)	0.47	%(6)(7)	0.47	%(6)(7)
Net expenses excluding interest expenses	N/A		N/A		N/A		0.48	%(6)(7)	N/A		0.47	%(6)(7)
Net investment income	5.02	%(6)(7)(8)	5.27	%(6)(7)(9)	4.92	%(6)(7)	3.32	%(6)(7)	2.74	%(6)(7)	2.97	%(6)(7)
Rebate from Morgan Stanley affiliate	0.03	%(8)	0.01%		0.01%		0.00	%(10)	0.00	%(10)	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$12		$12		$11		$10		$11		$11
Portfolio turnover rate	140	%(3)	155%		118%		62%		115%		106%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Not annualized.

(4)  Reflects prior period transfer agency fees that were reimbursed in 2024. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class IR shares.

(5)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

(6)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(7)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
April 30, 2025	15.99%	(10.52)%
October 31, 2024	19.12	(13.39)
October 31, 2023	20.67	(15.26)
October 31, 2022	18.79	(14.99)
October 31, 2021	19.14	(15.93)
October 31, 2020	19.09	(15.65)

(8)  Annualized.

(9)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the net expenses and net investment income ratios, would have been as follows for Class IR shares:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2024	0.48%	5.25%

(10)  Amount is less than 0.005%.

APPENDIX D
SHAREHOLDER RIGHTS

The Acquired Fund was formed on December 20, 1991 under the laws of the State of Massachusetts, as a Massachusetts business trust, pursuant to a Declaration of Trust dated December 20, 1991, with the name Dean Witter Diversified Income Trust. Effective June 22, 1998, the Acquired Fund’s name was changed to Morgan Stanley Dean Witter Diversified Income Trust. Effective June 18, 2001, the Acquired Fund’s name was changed to Morgan Stanley Diversified Income Trust. Effective April 22, 2003, the Acquired Fund’s name was changed to Morgan Stanley Flexible Income Trust. Effective December 20, 2011, the Acquired Fund’s name was changed to Morgan Stanley Fixed Income Opportunities Fund. Effective March 1, 2012, the Acquired Fund’s name was changed to Morgan Stanley Global Fixed Income Opportunities Fund. Effective May 30, 2025, the Acquired Fund’s name was changed to Morgan Stanley Income Opportunities Fund. The Acquired Fund is registered under the 1940 Act as an open-end management investment company. The operations of the Acquired Fund are governed by its Declaration of Trust, Bylaws, and applicable Massachusetts law. The Acquired Fund also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

The Acquiring Fund is a series of the Acquiring Fund Trust. The Acquiring Fund Trust was organized as a Delaware statutory trust on May 31, 2016. The operations of the Acquiring Fund Trust are governed by its Declaration of Trust, Bylaws, and applicable Delaware law. The Acquiring Fund Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

The Delaware Statutory Trust Act and the Massachusetts statute governing business trusts and the governing instruments have certain similar provisions, however there are differences that might impact how each Fund is governed.

The below summarizes certain principal differences between relevant Massachusetts and Delaware law as well as the Declaration of Trust and Bylaws of the Acquired Fund and that of the Acquiring Fund Trust, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The following discussion is not a complete description of the Acquired Fund’s and Acquiring Fund Trust’s governing documents or applicable Massachusetts and Delaware law. Further information about the Acquired Fund’s governance structure is contained in the Acquired Fund’s statement of additional information and further information about the Acquiring Fund’s governance structure is included in the SAI relating to this combined Proxy Statement and Prospectus. In addition, the governing documents of the Acquired Fund and Acquiring Fund Trust are on file with the SEC.

Shareholder Meetings. Neither the Acquired Fund nor the Acquiring Fund is required to hold annual shareholders’ meetings under the laws of Massachusetts or Delaware, as applicable, or their respective organizational documents. Meetings of shareholders for the Acquired Fund shall also be called by the Secretary upon the written request of the holders of shares entitled to vote not less than twenty-five percent (25%) of all the votes entitled to be cast at such meeting. To the extent required by federal law, including the 1940 Act, special meetings of the shareholders of the Acquiring Fund shall be called by the Secretary upon the request of the shareholders owning shares representing at least the percentage of the total combined votes of all shares of the Acquiring Fund Trust issued and outstanding required by federal law, including the 1940 Act.

Submission of Shareholder Proposals. Neither the Acquired Fund’s nor the Acquiring Fund’s governing instruments require that a shareholder provide notice to the Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to all of the Funds, require that certain conditions be met to include any proposal in a Fund’s proxy statement for a shareholder meeting.

Quorum. The Acquired Fund’s By-Laws provides that the holders of a majority of the Shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum for the transaction of business. The Acquiring Fund Trust’s By-Laws provide that a quorum will exist if shareholders entitled to vote one-third of the outstanding shares are present in person or by proxy.

Number of Votes; Aggregate Voting. The governing instruments of the Acquired Fund and Acquiring Fund provide that each shareholder is entitled to one vote for each whole share that they hold as to any matter on which they are entitled to vote, and a proportionate fractional vote for each fractional share that they hold. The By-Laws of the Acquiring Fund Trust and the Declaration of Trust of the Acquired Fund each specifies that shareholders are not entitled to cumulative voting in the election of Trustees. If any matter would adversely affect the rights of any series (or class) of the Acquired Fund, the vote of the shares of such series (or class), voting separately, shall be required to decide such question.

Right to Vote. The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their respective governing instruments and applicable state law. The following summarizes the matters on which Fund shareholders have a right to vote as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of a Fund do not have a right to vote, the Trustees of the Fund may nonetheless determine to submit the matter to shareholders for approval. Where referenced below, the phrase “Majority Shareholder Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of a Fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of a Fund’s outstanding shares.

Election and Removal of Directors/Trustees. For the Acquiring Fund, Trustees are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). For the Acquired Fund, Trustees are elected by Majority Shareholder Vote. The governing instruments of the Acquired Fund and Acquiring Fund provide that any Trustee may be removed at any meeting of the shareholders by a vote of at least two-thirds of all shares issued and outstanding.

Amendment of Governing Instruments. Generally, the Trustees of each Fund, have, as set forth below, the right to amend, from time to time, the Declaration of Trust and By-Laws for the Funds. With respect to the Acquiring Fund, no vote or consent of any shareholder shall be required for any amendment to the Declaration of Trust or By-Laws except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required. For the Acquired Fund, the Agreement and Declaration of Trust authorizes the Acquired Fund Trustees to amend the Agreement and Declaration of Trust without shareholder approval only with respect to certain types of amendments specifically enumerated in the Agreement and Declaration of Trust. Shareholder approval is not required with respect to amendments curing ambiguities, establishing new series of classes of shares or other provisions that would not adversely affect shareholder rights. For the Acquired Fund, such amendments require a “Majority Shareholder Vote.”

Mergers and Reorganizations. The Acquired Fund’s Agreement and Declaration of Trust provides that a merger, consolidation or sale of all or substantially all of the assets of a fund requires the approval of the holders of two-thirds of the shares outstanding and entitled to vote of such Fund, provided, however, that if such merger, consolidation or sale of assets is recommended by the Acquired Fund Board, then a “Majority Shareholder Vote” is sufficient. The Acquiring Fund Trust’s Agreement and Declaration of Trust provides that such actions may be approved by the Acquiring Fund Board and do not require shareholder approval unless the 1940 Act requires.

Termination of a Trust; Liquidation of a Fund. The Acquired Fund’s Agreement and Declaration of Trust provides that the Acquired Fund or a series thereof may be terminated by the shareholders upon approval of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders. The Acquiring Fund Trust’s Declaration of Trust provides that the Acquiring Fund Trust or a series thereof may be terminated or liquidated by the Acquiring Fund Board without shareholder approval.

Liability of Shareholders. Consistent with the Delaware Statutory Trust Act, the Acquiring Fund Trust’s Declaration of Trust generally provide that shareholders will not be subject to personal liability for the acts or obligations of the Fund. Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Acquired Fund. However, the Acquired Fund’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the fund’s property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquired Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Acquired Fund’s assets and operations, the possibility of the Acquired Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Acquired Fund, the risk to the Acquired Fund Shareholders of personal liability is remote.

Liability of Trustees and Officers. Consistent with the 1940 Act, the governing instruments for the Acquiring Fund and the Acquired Fund generally provide that no Trustee, officer, employee or agent of a Fund shall be subject to any personal liability in connection with the assets or affairs of the Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office or the discharge of his or her functions (“Disabling Conduct”).

Indemnification. The Acquiring Fund’s Agreement and Declaration of Trust and the Acquired Fund’s Declaration of Trust generally indemnify any Trustee or officer who is party to any proceeding by reason of the fact that he or she was a Trustee or officer, if he or she acted in good faith and in a manner he or she reasonably believes to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Indemnification does not cover proceedings in which a Trustee member or officer is found liable for Disabling Conduct. Generally, indemnification would cover a person found liable for negligence or misconduct in the performance of his or her duty to the Fund (and not for Disabling Conduct) only if the court determines that the person is fairly and reasonably entitled to indemnity.

APPENDIX E
CAPITAL STRUCTURE

The following table sets forth the unaudited capitalization of the Acquired Fund and the Acquiring Fund as of July 2, 2025 and the unaudited pro forma combined capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Acquired Fund if the Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund Shares.

	Acquired Fund Class(2)						Acquiring	Pro Forma		Pro Forma— Acquiring Fund after Reorganization
	I	A	L	C	R6	IR	Fund(1)	Adjustment		(estimated)
Net assets (thousands)	$390,018	$56,530	$2,351	$9,907	$64,477	$13	N/A	$(354	)(3)	$522,942	(4)
Total shares outstanding (thousands)	73,099	10,761	448	1,889	12,058	2	N/A	10,458	(3)(6)	10,458
Net asset value per share^	$5.34	$5.25	$5.25	$5.25	$5.35	$5.34	N/A	$50.00	(5)	$50.00

(1)	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
(2)	Holders of Class I, Class A, Class L, Class C, Class R6 and Class IR Shares of the Acquired Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization as contemplated in the Plan. The Acquiring Fund does not offer multiple share classes.
(3)	Pro Forma Adjustments reflect the estimated costs of the Reorganization attributable to the Acquired Fund.
(4)	Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Reorganization in lieu of fractional shares, the NAV of the Acquiring Fund upon consummation of the Reorganization may be less than that of the Acquired Fund.
(5)	It is the intent of MSIM for the Acquiring Fund to have a starting NAV of $50.00 per share.
(6)	Figure represents the number of shares that would be issued by the Acquiring Fund in order to have a starting NAV of $50.00 per share.
^	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

The information in the capitalization table above is for informational purposes only. There is no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Acquired Fund and the Acquiring Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Acquired Fund. Accordingly, the foregoing should not be relied upon to reflect the exact number of shares of the Acquiring Fund that will be received on or after such date.

APPENDIX F
RECORD DATE, OUTSTANDING SHARES AND INTERESTS OF CERTAIN PERSONS

As of the date hereof, the Acquiring Fund was not operational and, therefore, had no shareholders.

The Record Date has been fixed as the close of business on July 17, 2025 for the determination of Acquired Fund Shareholders entitled to notice of, and to vote at, the Meeting. The number of shares of each class of the Acquired Fund as of the Record Date is set forth in the following table:

Name of Class/Fund	Number of Shares Outstanding
Class I	72,725,017.957
Class A	10,781,548.617
Class L	447,688.809
Class C	1,877,759.252
Class R6	14,409,302.322
Class IR	2,344.767

Shareholders of record as of the close of business on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting.

As of July 17, 2025, the officers and Trustees of the Acquired Fund, as a group, owned or controlled less than 1% of any class of the outstanding shares of the Acquired Fund. As of July 17, 2025, the below shareholders owned of record, or to the knowledge of the Acquired Fund, beneficially, 5% or more of the outstanding shares of the class identified of the Acquired Fund. The Acquiring Fund does not issue multiple classes of shares. However, immediately following the Reorganization, the shareholders noted below are expected to own similar percentages of the Acquiring Fund as they own of the Acquired Fund, subject to daily share purchase and redemption activity in the Acquired Fund and any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund Shares.

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares
CLASS I	MORGAN STANLEY & CO* HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	30.14%

	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH A6-4105 ST PAUL, MN 55101-2037	28.84%

	CHARLES SCHWAB & CO INC FBO 98652191 211 MAIN ST SAN FRANCISCO, CA 94105-1901	10.15%

	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	7.69%

CLASS A	MORGAN STANLEY & CO* HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	46.38%

	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4141	18.57%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	11.71%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246-6484	5.45%

CLASS L	MORGAN STANLEY & CO* HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	78.09%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246-6484	6.48%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	6.35%

	WELLS FARGO CLEARING SERVICES LLC A/C 1699-0135 SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	5.77%

CLASS C	MORGAN STANLEY & CO* HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	23.44%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	21.70%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1102	13.49%

	WELLS FARGO CLEARING SERVICES LLC A/C 1699-0135 SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	12.87%

	J.P. MORGAN SECURITIES LLC OMNI ACCT FOR THE EXCLUSIVE BENE OF CUST 4 CHASE METROTECH CTR FL 3RD BROOKLYN, NY 11245-0003	5.20%

CLASS R6	J.P. MORGAN SECURITIES LLC OMNI ACCT FOR THE EXCLUSIVE BENE OF CUST 4 CHASE METROTECH CTR FL 3RD BROOKLYN, NY 11245-0003	71.34%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	27.43%

CLASS IR	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN MICHAEL AGOSTA 1633 BROADWAY FL 26 NEW YORK, NY 10019-6942	100.00%

*The person(s) listed above as owning 25% or more of the outstanding shares of the Acquired Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Acquired Fund. As a result, those persons’ votes could have a significant effect on matters requiring the approval of shareholders.

STATEMENT OF ADDITIONAL INFORMATION

July 24, 2025

MORGAN STANLEY INCOME OPPORTUNITIES FUND

1585 Broadway

New York, NY 10036

Eaton Vance INCOME Opportunities ETF (XAGG)

A Series of

MORGAN STANLEY ETF TRUST

1585 Broadway

New York, New York 10036

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the combined Proxy Statement and Prospectus dated July 24, 2025 (“Proxy Statement and Prospectus”), relating to the proposed Reorganization of Morgan Stanley Income Opportunities Fund (formerly, Morgan Stanley Global Fixed Income Opportunities Fund) (the “Acquired Fund”) into Eaton Vance Income Opportunities ETF (the “Acquiring Fund”).

This SAI does not constitute a prospectus. This SAI does not include all information that a shareholder should consider before voting on the proposal contained in the combined Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related combined Proxy Statement and Prospectus, dated July 24, 2025. Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the combined Proxy Statement and Prospectus. A copy of the combined Proxy Statement and Prospectus may be obtained upon request and without charge by calling 1 (800) 869-6397 (toll-free). Please retain this document for future reference.

The date of this SAI is July 24, 2025.

Table of Contents	Page
Documents Incorporated by Reference	2
Supplemental Financial Information	3

1

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This SAI consists of these introductory pages; the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein; and the supplemental financial information that follows:

1.	The prospectuses of the Acquired Fund, dated February 28, 2025, as amended June 23, 2025 (File No. 811-6515; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001133228-25-006520);

2.	The statement of additional information of the Acquired Fund, dated February 28, 2025, as amended May 30, 2025 (File No. 811-6515; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001133228-25-005776);

3.	The audited financial statements of the Acquired Fund for the fiscal year ended October 31, 2024 included in the Fund’s report filed on Form N-CSR (File No. 811-6515; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001104659-24-132795);

4.	The unaudited financial statements of the Acquired Fund for the semi-annual period ended April 30, 2025 included in the Fund’s report filed on Form N-CSR (File No. 811-6515; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001104659-25-060502);

5.	The prospectus of the Acquiring Fund, dated January 28, 2025, as amended June 23, 2025 (File No. 811-23820; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001133228-25-006542); and

6.	The statement of additional information of the Acquiring Fund, dated January 28, 2025, as amended June 23, 2025 (File No. 811-23820; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001133228-25-006542).

The Acquiring Fund has not commenced operations and therefore has not published financial statements. The Acquiring Fund is a shell series of Morgan Stanley ETF Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Acquired Fund. The Acquired Fund will be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the Acquired Fund.

2

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the section entitled “Comparison of the Funds’ Fees and Expenses” in the combined Proxy Statement and Prospectus. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed. The Reorganization will not result in a material change to the Acquired Fund’s portfolio holdings due to the investment restrictions of the Acquiring Fund, as the Acquired Fund and the Acquiring Fund have identical investment objectives and principal investment strategies, and substantially similar fundamental investment policies (except as otherwise noted in the combined Proxy Statement and Prospectus). Accordingly, a schedule of investments of the Acquired Fund modified to show the effects of such change is not required and is not included. There are certain differences between the valuation policies of the Acquired Fund and the Acquiring Fund with respect to the valuation of certain foreign equity securities. There are no other material differences between the accounting and valuation policies of the Acquired Fund and the Acquiring Fund.

3